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                        -------------------------------------


                         AGREEMENT AND PLAN OF CONSOLIDATION

                                     BY AND AMONG

                                BAY BANCSHARES, INC.,

                               BAYSHORE NATIONAL BANK,

                                         AND

                            TEXAS NATIONAL BANK OF BAYTOWN


                              DATED AS OF AUGUST 7, 1997


                        -------------------------------------

                                  TABLE OF CONTENTS

INTRODUCTION................................................................   1

I.  THE CONSOLIDATIONS......................................................   2
        Section 1.1.   Initial Consolidation................................   2
        Section 1.2.   Articles of Association, Bylaws and Facilities of
                       First Surviving Bank.................................   2
        Section 1.3.   Effect of Initial Consolidation......................   2
        Section 1.4.   Liabilities of the First Surviving Bank..............   3
        Section 1.5.   Final Consolidation..................................   3
        Section 1.6.   Articles of Association, Bylaws and Facilities of
                       Continuing Bank......................................   3
        Section 1.7.   Effect of Final Consolidation........................   3
        Section 1.8.   Liabilities of Continuing Bank.......................   4
        Section 1.9.   Consolidation Consideration..........................   4
        Section 1.10.  Dissenting Shares....................................   5
        Section 1.11.  Ratification by Shareholders.........................   5
        Section 1.12.  Earnest Money Deposit................................   5

II.  REPRESENTATIONS AND WARRANTIES OF TEXAS NATIONAL.......................   6
        Section 2.1.   Organization.........................................   6
        Section 2.2.   Capitalization.......................................   7
        Section 2.3.   Approvals; Authority.................................   7
        Section 2.4.   Financial Statements.................................   8
        Section 2.5.   Title................................................   8
        Section 2.6.   Environmental Laws...................................   8
        Section 2.7.   Litigation and Other Proceedings.....................   9
        Section 2.8.   Taxes................................................   9
        Section 2.9.   Contracts............................................  10
        Section 2.10.  Insurance............................................  11
        Section 2.11.  No Conflict With Other Instruments...................  11
        Section 2.12.  Laws.................................................  11
        Section 2.13.  Conduct..............................................  11
        Section 2.14.  Allowance for Possible Loan Losses...................  12
        Section 2.15.  Employment Relations.................................  12
        Section 2.16.  ERISA................................................  12
        Section 2.17.  Loans and Investments................................  12
        Section 2.18.  Accurate and Complete Records........................  13
        Section 2.19.  Performance of Obligations...........................  13
        Section 2.20.  No Misleading Statements.............................  13
        Section 2.21.  Absence of Changes...................................  13
        Section 2.22.  Brokers and Finders..................................  13


                                      -i-

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        Section 2.23.  Regulatory Approvals.................................  14

III.  REPRESENTATIONS AND WARRANTIES OF
      BANCSHARES AND BAYSHORE...............................................  14
        Section 3.1.   Organization.........................................  14
        Section 3.2.   Approvals; Authority.................................  14
        Section 3.3.   No Conflict With Other Instruments...................  14
        Section 3.4.   Regulatory Approvals.................................  15
        Section 3.5.   Litigation...........................................  15
        Section 3.6.   Due Diligence........................................  15

IV.  COVENANTS OF TEXAS NATIONAL............................................  15
        Section 4.1.   Shareholder Approval and Best Efforts................  15
        Section 4.2.   Invitation to Meetings...............................  15
        Section 4.3.   Conduct of Business Prior to Closing.................  16
        Section 4.4.   Litigation and Claims................................  18
        Section 4.5.   Confidentiality......................................  18
        Section 4.6.   Standstill Provision.................................  18
        Section 4.7.   Access to Properties and Records.....................  18
        Section 4.8.   Information for Applications.........................  19
        Section 4.9.   Additional Disclosures and Information...............  19
        Section 4.10.  Proxies..............................................  19
        Section 4.11.  Releases.............................................  20

V.  COVENANTS OF BANCSHARES AND BAYSHORE....................................  20
        Section 5.1.   Best Efforts.........................................  20
        Section 5.2.   Information for Applications and Proxy Solicitation..  20
        Section 5.3.   Confidentiality......................................  21
        Section 5.4.   Notices..............................................  21
        Section 5.5.   Releases.............................................  21

VI.  CLOSING................................................................  21
        Section 6.1.   Closing..............................................  21
        Section 6.2.   Initial Consolidation Effective Time.................  22
        Section 6.3.   Effective Date.......................................  22

VII.  TERMINATION...........................................................  23
        Section 7.1.   Termination..........................................  23
        Section 7.2.   Right to Cure........................................  24


                                      -ii-

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VIII.  CONDITIONS TO OBLIGATIONS OF BANCSHARES AND BAYSHORE.................  24
        Section 8.1.   Compliance with Representations and Covenants........  24
        Section 8.2.   Material Adverse Change..............................  24
        Section 8.3.   Legal Opinion........................................  25
        Section 8.4.   Registration of Bancshares Common Stock..............  25
        Section 8.5.   Successful Initial Public Offering...................  25
        Section 8.6.   Releases.............................................  25
        Section 8.7.   Proceedings and Documents............................  25
        Section 8.8.   Litigation...........................................  25
        Section 8.9.   Resignation..........................................  26
        Section 8.10.  No Pending Actions...................................  26
        Section 8.11.  No Default...........................................  26
        Section 8.12.  OCC Letter...........................................  26
        Section 8.13.  Cancellation of Data Processing Contracts............  26
        Section 8.14.  Removal of Certain Credit............................  26
        Section 8.15.  Covenant Not to Compete..............................  26

IX.  CONDITIONS TO OBLIGATIONS OF TEXAS NATIONAL............................  26
        Section 9.1.   Compliance with Representations and Covenants........  27
        Section 9.2.   Legal Opinion........................................  27
        Section 9.3.   Releases.............................................  27
        Section 9.4.   Proceedings and Documents............................  27
        Section 9.5.   Payment of Consideration.............................  27

X.  CONDITIONS TO RESPECTIVE OBLIGATIONS OF BANCSHARES,
    BAYSHORE AND TEXAS NATIONAL.............................................  27
        Section 10.1.  Government Approvals.................................  27
        Section 10.2.  Shareholder Approval.................................  28

XI.  MISCELLANEOUS..........................................................  28
        Section 11.1.  Notices..............................................  28
        Section 11.2.  Effect of Termination................................  28
        Section 11.3.  Entire Agreement Modification; Waiver................  29
        Section 11.4.  Governing Law........................................  29
        Section 11.5.  Legal Construction...................................  29
        Section 11.6.  Attorney's Fees......................................  29
        Section 11.7.  Cooperation..........................................  29
        Section 11.8.  Assignability........................................  29
        Section 11.9.  Singular, Plural, Headings...........................  29
        Section 11.10. Commissions..........................................  30
        Section 11.11. Effective Date.......................................  30


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        Section 11.12. Expenses.............................................  30
        Section 11.13. Binding Effect.......................................  30
        Section 11.14. Representation by Counsel............................  30
        Section 11.15. Non-Survival of Representations......................  30
        Section 11.16. Facsimile Signatures.................................  30
        Section 11.17. Modifications or Waiver..............................  30
        Section 11.18. Severability.........................................  31
        Section 11.19. Counterparts.........................................  31
        Section 11.20. Gender...............................................  31
        Section 11.21. Publicity............................................  31
        Section 11.22. Disclosures..........................................  31
        Section 11.23. Agreement Regarding Certain Participations...........  31
        Section 11.24. Indemnification......................................  32

        SCHEDULE 2.5 TO THE CONSOLIDATION AGREEMENT:
          Title - Texas National............................................  35

        SCHEDULE 2.6 TO THE CONSOLIDATION AGREEMENT:
          Environmental Laws - Texas National...............................  36

        SCHEDULE 2.7 TO THE CONSOLIDATION AGREEMENT:
          Litigation and Other Proceedings - Texas National.................  37

        SCHEDULE 2.8 TO THE CONSOLIDATION AGREEMENT:
          Taxes - Texas National............................................  38

        SCHEDULE 2.9 TO THE CONSOLIDATION AGREEMENT:
          Contracts - Texas National........................................  39

        SCHEDULE 2.10 TO THE CONSOLIDATION AGREEMENT:
          Insurance - Texas National........................................  40

        SCHEDULE 2.12 TO THE CONSOLIDATION AGREEMENT:
          Laws - Texas National.............................................  41

        SCHEDULE 2.13 TO THE CONSOLIDATION AGREEMENT:
          Conduct - Texas National..........................................  42

        SCHEDULE 2.15 TO THE CONSOLIDATION AGREEMENT:
          Employment Relations - Texas National.............................  43

        SCHEDULE 2.17 TO THE CONSOLIDATION AGREEMENT:
          Loans and Investments - Texas National............................  44

        SCHEDULE 2.21 TO THE CONSOLIDATION AGREEMENT:
          Absence of Changes - Texas National...............................  45

        SCHEDULE 4.10 TO THE CONSOLIDATION AGREEMENT:
          Proxies...........................................................  46

        SCHEDULE 4.11 TO THE CONSOLIDATION AGREEMENT:
          Releases..........................................................  47

        SCHEDULE 5.5 TO THE CONSOLIDATION AGREEMENT:
          Releases..........................................................  48

        SCHEDULE 8.3 TO THE CONSOLIDATION AGREEMENT:
          Legal Opinion to be Delivered by Texas National...................  49

        SCHEDULE 8.14 TO THE CONSOLIDATION AGREEMENT:
          Removal of Certain Credit.........................................  51

        SCHEDULE 9.2 TO THE CONSOLIDATION AGREEMENT:
          Legal Opinion to be Delivered by Bancshares.......................  52

EXHIBIT A
        PLAN OF CONSOLIDATION BETWEEN BAYSHORE
        INTERIM NATIONAL BANK AND TEXAS NATIONAL
        BANK OF BAYTOWN..................................................... A-1

EXHIBIT B
        PLAN OF CONSOLIDATION BETWEEN TEXAS NATIONAL
        BANK OF BAYTOWN AND BAYSHORE NATIONAL BANK.......................... B-1

EXHIBIT C
        ESCROW AGREEMENT.................................................... C-1

EXHIBIT D
        VOTING AGREEMENT AND IRREVOCABLE PROXY.............................. D-1

EXHIBIT E
        RELEASE OF CLAIMS................................................... E-1

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EXHIBIT F
        RELEASE OF CLAIMS................................................... F-1

EXHIBIT G
        OUTLINE OF TERMS OF NON-COMPETITION AGREEMENT....................... G-1

                     AGREEMENT AND PLAN OF CONSOLIDATION

    This Agreement and Plan of Consolidation ("Agreement") dated as of August
7, 1997, is by and among Bay Bancshares, Inc., a Texas corporation ("Bancshares"), Bayshore National Bank, a national banking association ("Bayshore"), and Texas National Bank of Baytown, a national banking association located in Baytown, Texas ("Texas National").

    WHEREAS, Texas National desires to affiliate with Bancshares and Bayshore and Bancshares and Bayshore desire to affiliate with Texas National in the manner provided in this Agreement; and

    WHEREAS, Bancshares, Bayshore, and Texas National believe that the acquisition of Texas National by Bancshares in the manner provided by, and subject to the terms and conditions set forth in, this Agreement and all exhibits, schedules and supplements hereto is desirable and in the best interests of their respective shareholders;

    NOW, THEREFORE, in consideration of such premises and the mutual representations, warranties, covenants and agreements contained herein, the parties agree as set forth below.

                                     INTRODUCTION

    Following the execution of this Agreement by Bancshares, Bayshore, and Texas National, Bancshares will charter and organize as a wholly-owned subsidiary an interim national banking association ("New Bank") solely for the purpose of consummating the consolidation transaction described herein. This Agreement provides for (i) the consolidation of New Bank with and into Texas National with Texas National as the survivor (the "Initial Consolidation"), all pursuant to this Agreement and related Plan of Consolidation by and between New Bank and Texas National, a form of which is attached hereto as Exhibit "A" and all terms of which are incorporated herein by reference for all purposes and, immediately thereafter, (ii) the consolidation of Texas National with and into Bayshore, with Bayshore as the survivor (the "Final Consolidation"), all pursuant to this Agreement and the Plan of Consolidation by and between Texas National and Bayshore, a form of which is attached hereto as Exhibit "B" and all of the terms of which are incorporated herein by reference for all purposes.
The Initial Consolidation and the Final Consolidation shall sometimes be referred to collectively as the "Consolidations." In connection with the Consolidations, Bancshares will acquire all issued and outstanding shares of common stock, $10.00 par value, of Texas National ("Texas National Common Stock") in exchange for the payment in cash to the shareholders of Texas National a total consideration of $2,400,000, or approximately $61.59848 per share based on 38,962 shares of Texas National Common Stock outstanding.

                            I. THE CONSOLIDATIONS

    Section 1.1. INITIAL CONSOLIDATION. New Bank shall consolidate with and into Texas National (the resulting bank being herein referred to as the "First Surviving Bank") as of the Initial Consolidation Effective Time, as defined in
Section 6.2, under the charter and Articles of Association of Texas National, as determined by the Office of the Comptroller of the Currency ("OCC"), and each of the outstanding shares of common stock of New Bank shall and without any action on the part of Bancshares be canceled and be converted into shares of common stock of the First Surviving Bank. The shares of common stock of the First Surviving Bank into which such New Bank common stock is converted shall represent ownership of 100% of the issued and outstanding capital stock of the First Surviving Bank, all of which shall be owned by Bancshares.

    Section 1.2. ARTICLES OF ASSOCIATION, BYLAWS AND FACILITIES OF FIRST SURVIVING BANK. At the Initial Consolidation Effective Time and until thereafter amended in accordance with law, the Articles of Association of the First Surviving Bank shall be the Articles of Association of Texas National as in effect at the Initial Consolidation Effective Time. Until altered, amended or repealed as provided therein and in the Articles of Association of the First Surviving Bank, the Bylaws of the First Surviving Bank shall be the Bylaws of Texas National as in effect at the Initial Consolidation Effective Time. The main office of the First Surviving Bank shall be the main office of Texas National as of the Initial Consolidation Effective Time, and all corporate acts, plans, policies, contracts, approvals and authorizations of Texas National and New Bank and their respective shareholders, boards of directors, committees elected or appointed thereby, officers and agents, which were valid and effective immediately prior to the Initial Consolidation Effective Time, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorization of the First Surviving Bank and shall be as effective and binding thereon as the same were with respect to Texas National and New Bank respectively, as of the Initial Consolidation Effective Time.

    Section 1.3. EFFECT OF INITIAL CONSOLIDATION. At the Initial Consolidation Effective Time, the corporate existence of Texas National and New Bank shall be merged into and continued in the First Surviving Bank, and the First Surviving Bank shall be deemed to be a continuation in entity and identity of Texas National and New Bank. All rights, franchises and interests of Texas National and New Bank, respectively, in and to any type of property and chooses in action shall be transferred to and vested in the First Surviving Bank by virtue of the Initial Consolidation without any deed or other transfer. First Surviving Bank, without any order or other action on the part of any court or otherwise, shall hold and enjoy all rights of property, franchises and interest, including appointments, designations and nominations, and all other rights and interests as trustee, executor, administrator, transfer agent or registrar of stocks and bonds, guardian of estates, assignee, receiver and committee of estates and lunatics, and in every other fiduciary capacity, in the same manner and to the same extent as such rights, franchises and interests were held or enjoyed by Texas National and New Bank, respectively, as of the Initial Consolidation Effective Time.

    Section 1.4. LIABILITIES OF THE FIRST SURVIVING BANK. At the Initial Consolidation Effective Time, the First Surviving Bank shall be liable for all liabilities of Texas National and New Bank. All deposits, debts, liabilities and obligations of Texas National and of New Bank, respectively, accrued, absolute, contingent or otherwise, and whether or not reflected or reserved against on balance sheets, books of account or records of Texas National or New Bank, as the case may be, shall be those of the First Surviving Bank and shall not be released or impaired by the Initial Consolidation. All rights of creditors and other obligees and all liens on property of either Texas National or New Bank shall be preserved unimpaired.

    Section 1.5. FINAL CONSOLIDATION. Immediately after the Initial Consolidation Effective Time, the First Surviving Bank shall be consolidated with and into Bayshore (which, as the receiving association, is hereinafter referred to as "Continuing Bank" whenever reference is made to it at or after the Effective Date (as defined in Section 6.3 of this Agreement)) under the charter and Articles of Association of Bayshore, pursuant to the provisions of, and with the effect provided in the National Bank Act, as amended.

    Section 1.6. ARTICLES OF ASSOCIATION, BYLAWS AND FACILITIES OF CONTINUING BANK. On the Effective Date and until thereafter amended in accordance with law, the Articles of Association of Continuing Bank shall be the Articles of Association of Bayshore as in effect on the Effective Date. Until altered, amended or repealed as therein provided and in the Articles of Association of Continuing Bank, the Bylaws of Continuing Bank shall be the Bylaws of Bayshore as in effect on the Effective Date. Unless and until changed by the Board of Directors of Continuing Bank, the main office of Continuing Bank shall be the main office of Bayshore as of the Effective Date. The established offices and facilities of the First Surviving Bank immediately prior to the Final Consolidation shall become established offices and facilities of the Continuing Bank. Until thereafter changed in accordance with law or the Articles of Association or Bylaws of Continuing Bank, all corporate acts, plans, policies, contracts, approvals and authorizations of the First Surviving Bank and Bayshore and their respective shareholders, boards of directors, committees elected or appointed thereby, officers and agents, which were valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of Continuing Bank and shall be as effective and binding thereon as the same were with respect to the First Surviving Bank and Bayshore, respectively, as of the Effective Date.

    Section 1.7. EFFECT OF FINAL CONSOLIDATION. On the Effective Date, the corporate existence of the First Surviving Bank and Bayshore shall, as provided in the provisions of law heretofore mentioned, be consolidated with and continued in Continuing Bank, and Continuing Bank shall be deemed to be a continuation in entity and identity of the First Surviving Bank and Bayshore. All rights, franchises and interests of the First Surviving Bank and Bayshore, respectively, in and to any type of property and chooses in action shall be transferred to and vested in Continuing Bank by virtue of such Final Consolidation without any deed or other transfer. Continuing Bank, without any order or other action on the part of any court or otherwise, shall hold and enjoy all rights of property, franchises and interest, including appointments, designations and nominations, and all other rights and interests as trustee, executor, administrator, transfer agent or registrar of stocks and bonds, guardian of estates, assignee, receiver and committee of estates and lunatics, and in every other fiduciary capacity, in the same manner and to the same extent as such rights, franchises, and interests were held or enjoyed by Texas National and Bayshore, respectively, as of the Effective Date.

    Section 1.8. LIABILITIES OF CONTINUING BANK. On the Effective Date of the Final Consolidation, Continuing Bank shall be liable for all liabilities of the First Surviving Bank and Bayshore. All deposits, debts, liabilities, obligations and contracts of the First Surviving Bank and of Bayshore, respectively, matured or unmatured, whether accrued, absolute, contingent or otherwise, and whether or not reflected or reserved against on balance sheets, books of account, or records of the First Surviving Bank or Bayshore shall be those of Continuing Bank and shall not be released or impaired by the Consolidations. All rights of creditors and other obligees and all liens on property of either the First Surviving Bank or Bayshore shall be preserved unimpaired subsequent to the Consolidations.

    Section 1.9. CONSOLIDATION CONSIDERATION. The total consolidation consideration payable for all of the capital stock of Texas National referenced below shall be $2,400,000.00, or $61.59848 per share of Texas National Common Stock (based on 38,962 shares issued and outstanding) to be payable in the following manner:

    At the Initial Consolidation Effective Time and upon and by reason of the Initial Consolidation becoming effective, each of the 38,962 shares of Texas National Common Stock issued and outstanding immediately prior to the Initial Consolidation Effective Time, excluding any Dissenting Shares (as defined in
Section 1.10 of this Agreement), and any and all rights arising out of the ownership of such shares shall, without any action on the part of the holder thereof, be canceled and converted into the right to receive $61.59848 in cash payable upon tender of the stock certificates evidencing such shares as set forth in the following paragraph. The aggregate consideration to be paid for all of the shares of Texas National Common Stock shall hereafter sometimes be referred to as the "Consolidation Price."

    On or immediately prior to the Initial Consolidation Effective Time, Bancshares or Bayshore shall have available cash in sufficient amount to pay the aggregate Consolidation Price. At least ten (10) days in advance of the Closing Date (as defined in Section 6.1 of this Agreement), Bancshares will send to each shareholder of Texas National a letter of transmittal for use in exchanging such holder's certificates for his pro rata amount of the Consolidation Price. Commencing immediately after the Effective Date (as defined in Section 6.3 of this Agreement), each shareholder of Texas National shall be entitled to receive payment for his shares upon surrender of the certificates representing his shares of Texas National Common Stock or after providing an appropriate Affidavit of Lost Certificate and Indemnity Agreement and/or a bond as may be required in each case by Bancshares. Until so surrendered, each Texas National Common Stock certificate will be deemed for all corporate purposes to represent and evidence solely the right to receive the amount of the Consolidation Price to be paid therefor pursuant to this Agreement without interest thereon.

    Upon the consummation of the Consolidations, the par value and number of issued and outstanding shares of capital stock of the Continuing Bank shall be the same as the par value and number of issued and outstanding shares of capital stock of Bayshore as of the Effective Date.

    Section 1.10.  DISSENTING SHARES.  Each share of Texas National Common
Stock issued and outstanding immediately prior to the Effective Date, the holder of which has not voted in favor of the Initial Consolidation and who has properly perfected his dissenters' rights of appraisal by following the procedures set forth in the National Bank Act, is referred to herein as a "Dissenting Share." Dissenting Shares owned by each holder thereof who has not exchanged his certificates representing shares of Texas National Common Stock for the Consolidation Price and otherwise has not effectively withdrawn or lost his dissenter's rights, shall not be converted into or represent the right to receive the Consolidation Price pursuant to Section 1.9 hereof and shall be entitled only to such rights as are available to such holder pursuant to the applicable provisions of the National Bank Act. Each holder of Dissenting Shares shall be entitled to receive the value of such Dissenting Shares held by him in accordance with the applicable provisions of the National Bank Act, provided such holder complies with the procedures contemplated by and set forth in the applicable provisions of the National Bank Act. If any holder of Dissenting Shares shall effectively withdraw or lose his dissenter's rights under the applicable provisions of the National Bank Act, such Dissenting Shares shall be converted into the right to receive the Consolidation Price in accordance with the provisions of Section 1.9 hereof.

    Section 1.11. RATIFICATION BY SHAREHOLDERS. This Agreement shall be submitted to the shareholders of Texas National and, if required, to Bancshares as the sole shareholder of New Bank and Bayshore in accordance with applicable provisions of law and the respective Articles of Association and Bylaws of Texas National, New Bank and Bayshore. Texas National and Bancshares and Bayshore shall proceed expeditiously and cooperate fully in the procurement of any other consents and approvals and the taking of any other actions in satisfaction of all other requirements prescribed by law or otherwise necessary for consummation of the Consolidations on the terms herein provided, including, without limitation, the preparation and submission of all necessary filings, requests for waivers and certificates with the Board of Governors of the Federal Reserve System ("Federal Reserve Board"), the Federal Deposit Insurance Corporation ("FDIC"), the Texas Department of Banking ("Banking Department") and the OCC.

    Section 1.12.  EARNEST MONEY DEPOSIT.

         (a) Upon the execution of this Agreement by Texas National, Bancshares shall deliver Fifty Thousand Dollars ($50,000) to Texas National as an earnest money deposit and expression of Bancshares' good faith interest in Texas National and as compensation for the standstill set forth in Section 4.6 of this Agreement (the "Earnest Money"). Texas National will deliver the Earnest Money to an independent escrow agent ("Escrow Agent") who will hold it pursuant to the terms of the Escrow Agreement ("Escrow Agreement") set forth as Exhibit "C" to this Agreement.
As set forth in the Escrow Agreement, the Earnest Money will not become subject to the disbursement provisions of the Escrow Agreement or this Agreement until Texas National has delivered to the Escrow Agent and Bancshares evidence satisfactory to the Escrow Agent and Bancshares that each of the directors, officers and owners of five percent or more of the issued and outstanding Texas National Common Stock have executed the Voting
Agreement and Irrevocable Proxy set forth as Exhibit "D" to this Agreement.
If the Consolidations are completed, the Earnest Money will be credited against the Consolidation Price at the Closing.

         (b) In the event that despite the fact that all of Bancshares' conditions to Closing set forth in Articles VIII and X of this Agreement have been satisfied and Bancshares has not elected to terminate this Agreement pursuant to Article VII of this Agreement, the Closing does not occur by November 30, 1997, or such other later date mutually agreed to in writing by the parties hereto, Texas National shall be entitled to retain the Earnest Money.

         (c) Bancshares shall be entitled to a return of the Earnest Money and both Texas National and Bancshares shall be relieved of any further obligations pursuant to this Agreement if the Consolidations do not close as a result of any of Bancshares' conditions to Closing set forth in Articles VIII and X not being satisfied or if the Agreement is terminated under the provisions of Sections 7.1(a), (c), (d) or (e). Any other failure to close the transactions contemplated by this Agreement for any reason whatsoever will entitle Texas National to retain the Earnest Money. It is specifically provided, however, that Texas National shall not be entitled to retain the Earnest Money if Texas National was the cause of or contributed to the failure of a condition precedent or event of termination that serves as the basis for Bancshares' claim of the Earnest Money.

                 II. REPRESENTATIONS AND WARRANTIES OF TEXAS NATIONAL

    Texas National makes each of the following representations and warranties to Bancshares and Bayshore. Texas National agrees that, at the Closing, it shall provide Bancshares with supplemental Schedules reflecting any changes in the information contained in the Schedules attached to this Agreement on the date of its execution which have occurred in the period from the date of execution of this Agreement to the date of Closing.

    Section 2.1. ORGANIZATION. (a) Texas National is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America. Texas National has full corporate power and authority to own and lease its properties, to engage in the business and activities now conducted by it and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.

         (b) True and complete copies of the Articles of Association and Bylaws of Texas National, as amended to date, have been delivered or made available to Bancshares.

         (c)  Texas National (i) does not have any subsidiaries or affiliates,
(ii) is not a general partner or material owner in any joint venture, general partnership, limited partnership, trust or other non-corporate entity (other than in the capacity as a participating lender in multi-bank loans in the ordinary course of business) and (iii) does not know of any arrangement pursuant to which the stock of any corporation is or has been held in trust (whether express, constructive, resulting or otherwise) for the benefit of all stockholders of Texas National.

         (d) The deposit accounts of Texas National are insured by the FDIC through the Bank Insurance Fund to the fullest extent permitted by law, and all premiums and assessments required in connection therewith have been paid by Texas National.

    Section 2.2. CAPITALIZATION. The authorized capital stock of Texas National consists of 38,962 shares of Texas National Common Stock, all of which shares are issued and outstanding. As of the date of this Agreement, no shares of other classes of stock or other securities of Texas National are authorized, issued or outstanding. There are no shares of Texas National Common Stock or other classes of stock or other securities of Texas National held in treasury. All of the issued and outstanding shares of Texas National Common Stock are validly issued, fully paid and non-assessable and, to the best knowledge of Texas National, were not issued in violation of the securities laws of the United States or any other applicable jurisdiction or in violation of the preemptive rights of any person. There are no authorized or outstanding subscriptions, options, warrants, calls, convertible securities or commitments of any kind obligating Texas National to issue any shares of Texas National Common Stock or other classes of stock or other securities of Texas National nor does Texas National have any outstanding commitment or obligation to repurchase, reacquire or redeem any shares of its outstanding capital stock. There are no voting trusts, voting agreements, buy-sell agreements or other similar arrangements affecting either the Texas National Common Stock or, to the best knowledge of Texas National, any of the other shares of the common stock of Texas National.

    Section 2.3. APPROVALS; AUTHORITY. The Board of Directors has approved this Agreement and the transactions contemplated herein subject to the approval thereof by the shareholders of Texas National as required by law, and, other than shareholder approval, no further corporate proceedings of Texas National are needed to deliver this Agreement and consummate the Consolidations. Neither the execution and delivery of this Agreement nor the consummation of the Consolidations contemplated hereby nor compliance by Texas National with any of the provisions hereof will conflict with or result in a breach of any provisions of its Articles of Association or By-laws. This Agreement has been duly executed and delivered by Texas National and, when all requisite regulatory and shareholder approvals have been obtained, it will be a binding agreement of Texas National enforceable against Texas National in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and general equitable principles.

    Section 2.4. FINANCIAL STATEMENTS. Texas National has furnished or made available to Bancshares true and complete copies of Texas National's (i) unaudited balance sheet (the "Balance Sheet) as of June 30, 1997 (the "Balance Sheet Date") and the related statements of income and changes in stockholders' equity for the six months then ended, together with the notes thereto, (ii) audited balance sheets as of December 31, 1996, December 31,1995 and December 31,1994 and the related statements of income and changes in stockholders' equity for the years then ended, together with the notes thereto and (iii) Texas National's Call Report as filed with the OCC as of and for the period ended June 30, 1997. The financial information referred to in this Section 2.4 is collectively referred to herein as the "Financial Statements". The Financial Statements fairly present the financial position and results of operations of Texas National at the dates and for the periods indicated. Texas National had, as of the dates of the Financial Statements, no liabilities, fixed or contingent, which were material and were not fully disclosed or adequately provided for in the Financial Statements. No event has occurred since the Balance Sheet Date which would have a material adverse effect on Texas National.

    Section 2.5. TITLE. True and complete copies of the deed and title insurance policy for the real property owned by Texas National have been provided to Bancshares and such real property is not subject to any mortgages, deeds of trust and security agreements. Except as set forth on Schedule 2.5 of this Agreement, Texas National has unencumbered, good, legal and indefeasible title to all of its properties and assets, real and personal, including without limitation all of the properties and assets reflected in the Financial Statements, except (i) as noted in the Financial Statements or as set forth in the documents delivered or made available to Bancshares referred to above, (ii) statutory liens not yet delinquent, (iii) minor defects and irregularities in title and encumbrances which do not materially impair the use thereof for the purposes for which they are held, and (iv) those assets and properties disposed of for fair value in the ordinary course of business since the dates of the Financial Statements. Texas National owns no securities of or interest in any commercial bank, financial institution or other entity except as set forth in
Schedule 2.5 of this Agreement.

    Section 2.6. ENVIRONMENTAL LAWS. Texas National is in compliance with all terms and conditions of all applicable federal, state and local environmental statutes, regulations or ordinances required thereunder ("Environmental Laws"), except to the extent that failure to comply would not have a material adverse effect on Texas National. There is no legal, administrative or other proceeding, claim or legal action of any nature pending, or to the best knowledge of Texas National, threatened which seeks to impose on Texas National any liability arising from (i) any violation of any Environmental Laws or (ii) the release of Hazardous Materials (as hereinafter defined) under any Environmental Laws. To the best knowledge of Texas National, Texas National is not subject to any claim or lien under any Environmental Laws. To the best knowledge of Texas National, no real estate currently owned, operated or leased by Texas National, or owned, operated or leased by Texas National within ten years preceding the date of this Agreement, has been designated by any federal, state or local agency as requiring any environmental remediation or other response action to comply with Environmental Laws, or to the best knowledge of Texas National, has been the site of the release or discharge of any Hazardous Materials except as set forth in Schedule 2.6 hereto. For purposes of this Section 2.6, Texas
National shall not be considered "owning" or "operating" real estate if it merely maintains a security interest in that real estate. As used in this Agreement, the term "Hazardous Materials" means petroleum and all petroleum products as well as any pollutant, contaminant or hazardous substance under the Comprehensive Environmental Response, Compensation and Liability Act, or any similar state law.

    Section 2.7. LITIGATION AND OTHER PROCEEDINGS. Except as otherwise noted in Schedule 2.7 hereto, there are no legal, quasi judicial or administrative proceedings of any kind or nature now pending or, to the best knowledge of Texas National, threatened before any court or administrative body in any manner against Texas National, or any of its properties or capital stock, which could reasonably be expected to have a material adverse effect on Texas National, its financial condition, assets, operations or earnings or the transactions proposed by this Agreement. Except as previously disclosed to Bancshares in writing, Texas National has no knowledge of any basis on which any litigation or proceeding could be brought which could have a material adverse effect on Texas National or which could question the validity of any action taken or to be taken in connection with this Agreement and the transactions contemplated hereby. Except for any uncompleted requirements of the Cease and Desist Order of the OCC dated September 28, 1994 (the "Cease and Desist Order"), Texas National is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality. There are no suits, actions, claims, proceedings or investigations pending, or to the best knowledge of Texas National, threatened, seeking to prevent or challenge the transactions contemplated by this Agreement.

    Section 2.8. TAXES. Except as set forth on Schedule 2.8, Texas National has filed with the appropriate federal, state and local governmental agencies all tax returns and reports required to be filed, and has paid all taxes and assessments shown or claimed therein to be due. Except as described in Schedule
2.8 hereto, Texas National has not executed or filed with the Internal Revenue Service any agreement extending the period for assessment and collection of any federal tax, nor is Texas National a party to any action or proceeding by any governmental authority for assessment or collection of taxes, nor has any claim for assessment or collection of taxes been asserted against Texas National. Texas National has not waived any statute of limitations with respect to any tax or other assessment or levy, and except as set forth on Schedule 2.8, all such taxes and other assessments and levies which Texas National is required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental agency, domestic and foreign, or segregated and set aside for such payment and, if so segregated and set aside will be so paid by Texas National, as required by law.

    True and complete copies of the federal income tax returns of Texas National as filed with the Internal Revenue Service for the years ended December 31, 1996 (when available), December 31, 1995, December 31, 1994 and December 31, 1993 have been delivered or made available to Bancshares.

    Section 2.9. CONTRACTS. Except as otherwise noted in Schedule 2.9 hereto, Texas National is not a party to or bound by any (i) employment contract (including without limitation any collective bargaining contract or union agreement), consulting or similar agreement which is not terminable by Texas National on less than sixty (60) days notice without payment of any amount on account of such termination; (ii) bonus, stock option, deferred compensation or profit-sharing, pension or retirement plan or other employee benefit arrangement; (iii) material lease or license with respect to any property, real or personal, whether as landlord, tenant, licensor or licensee; (iv) contract or commitment for capital expenditures in excess of $10,000 for any one project;
(v) contract or commitment for the purchase of materials or supplies or for the performance of services over a period of more than sixty (60) days from the date of this Agreement involving an annual expenditure in excess of $50,000; (vi) contract or option to purchase or sell any real or personal property other than in the ordinary course of business; (vii) contract, order, memorandum, agreement or letter with respect to the management of Texas National imposed by any bank regulatory authority having supervisory jurisdiction over Texas National, (viii) agreement, contract or indenture related to the borrowing by Texas National of money other than those entered into in the ordinary course of business; (ix) guaranty of any obligation for the borrowing of money, excluding endorsements made for collection, repurchase or resell agreements, letters of credit and guaranties made in the ordinary course of business; (x) agreement with or extension of credit to any executive officer or director of Texas National or holder of more than ten percent (10%) of the Texas National Common Stock, or any affiliate of such person, which is not on substantially the same terms (including, without limitation, in the case of lending transactions, interest rates and collateral) as, and following credit underwriting practices that are not less stringent than, those prevailing at the time for comparable transactions with unrelated parties or which involve more than the normal risk of collectability or other unfavorable features; (xi) agreement between Texas National and any present or former officer, director, employee or agent of Texas National or any business in which any of such persons has an interest; or (xii) material contracts, other than the foregoing, involving more than $25,000 not made in the ordinary course of business and not otherwise disclosed in this Agreement or in any schedule attached hereto. Complete and correct copies of all contracts, commitments, leases, agreements and other documents described in
Schedule 2.9 have been delivered or made available to Bancshares. Texas National has in all material respects performed all material obligations required to be performed by it to date and is not in default under, and to the best knowledge of Texas National, no event has occurred which, with the lapse of time or action by a third party could result in default under, any indenture, mortgage, contract, lease or other agreement to which Texas National is a party or by which its properties or assets are bound or under any provision of its Articles of Association or Bylaws.

    Section 2.10. INSURANCE. Schedule 2.10 hereto is a true and complete list of all insurance policies owned or held by or on behalf of Texas National (other than credit-life policies), including policy numbers, retention levels, insurance carriers and effective and termination dates. Such policies are in full force and effect and contain standard cancellation or termination clauses. Texas National has received no notice of cancellation or termination of any such policies. Complete and correct copies of such policies have been delivered or made available to Bancshares.

    Section 2.11. NO CONFLICT WITH OTHER INSTRUMENTS. Neither the execution and delivery of this Agreement nor the consummation of the purchase contemplated thereby will conflict with or result in a breach of any provision of Texas National's Articles of Association, Bylaws, or other constituent documents, if applicable. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, subject to obtaining all regulatory approvals, will not violate any provision of, or constitute a default under, any law, or any order, writ, injunction or decree of any court or other governmental agency, or any contract, agreement or instrument to which Texas National is a party or by which it is bound or constitute an event which, with the lapse of time or action by a third party, could result in any default under any of the foregoing or result in the creation of any lien, charge or encumbrance upon the assets or properties of Texas National or upon the Texas National Common Stock.

    Section 2.12. LAWS. Except as otherwise noted in Schedule 2.12 hereto, Texas National is in compliance with all applicable federal, state and local laws, rules, regulations and orders, except to the extent that failure to comply would not have a material adverse effect on Texas National. Texas National has filed all reports, registrations and statements, together with any amendments required to be made thereto, that are required to be filed with the OCC, the FDIC or any other regulatory authority having jurisdiction over Texas National, and such reports, registrations and statements are, to the best knowledge of Texas National, true and correct in all material respects.

    Section 2.13. CONDUCT. Since the Balance Sheet Date and except as otherwise disclosed on Schedule 2.13 hereto, Texas National has not (i) issued or sold any of its capital stock or corporate debt obligations (excluding insured deposits) or granted any options for the purchase of its capital stock;
(ii) declared or set aside or paid any dividend or made any other distribution in respect of or, directly or indirectly, purchased, redeemed or otherwise acquired any shares of its issued and outstanding capital stock; (iii) incurred any obligations or liabilities (fixed or contingent), except obligations or liabilities incurred in the ordinary course of business, or mortgaged, pledged or subjected any of its assets to a lien or encumbrance (other than in the ordinary course of business and other than statutory liens not yet delinquent);
(iv) discharged or satisfied any lien or encumbrance or paid any obligation or liability (fixed or contingent), other than accruals, accounts and notes payable included in the Balance Sheet, accruals, accounts and notes payable incurred since the Balance Sheet Date in the ordinary course of business and accruals, accounts and notes payable incurred in connection with the transactions contemplated by this Agreement; (v) sold, exchanged or otherwise disposed of any of its capital assets other than in the ordinary course of business; (vi) made any general or individual wage or salary increase (except in the ordinary course of business and in accordance with prior practices of Texas National), paid any bonus, entered into any employment contract or made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or salaried employee or instituted or amended any employee welfare, retirement or similar plan or arrangement; (vii) materially increased the rate of compensation payable or to become payable by Texas National to any of its directors, officers, employees or agents; (viii) made any significant change in any method of management, operation or accounting of Texas
National; (ix) suffered any damage, destruction or casualty loss, whether or not covered by insurance, which had or could have a material adverse effect on Texas National; (x) except in the ordinary course of business, entered into any agreement or arrangement granting any preferential rights to purchase any of its assets, properties or rights or requiring the consent of any party to the transfer and assignment of any such assets, properties or rights; or (xi) agreed to do any of the foregoing.

    Section 2.14. ALLOWANCE FOR POSSIBLE LOAN LOSSES. The allowance for possible loan losses of Texas National has been calculated in accordance with regulatory accounting principles as applied to banking institutions and in accordance with all applicable rules and regulations. At the Closing Date, no material facts relevant to the adequacy of the allowance for possible loan losses as of that date will have been withheld from Bancshares.

    Section 2.15. EMPLOYMENT RELATIONS. The relations of Texas National with its employees are satisfactory, and Texas National has not received any notice of any controversies with, or organizational efforts or other pending actions by, representatives of its employees. Except as disclosed on Schedule 2.15, Texas National has complied in all material respects with all laws relating to employment or labor concerning its employees, including any provisions thereof relating to wages, hours, collective bargaining and the payment of workers' compensation insurance and social security and similar taxes, and no person has asserted that Texas National is liable for any arrearage of wages, workers' compensation insurance premiums or any taxes or penalties for failure to comply with any of the foregoing.

    Section 2.16. ERISA. Texas National has no employee pension benefits plans and welfare benefit plans that are subject to the provisions of ERISA.

    Section 2.17. LOANS AND INVESTMENTS. Texas National is not aware of any defense to or excuse for Texas National's enforcement of the documents and instruments which evidence loans and investments of Texas National in accordance with their terms (subject to bankruptcy, insolvency, moratorium or other laws affecting creditors generally or by the exercise of judicial discretion, and authorized under applicable federal and state laws and regulations) and Texas National has no notice whatsoever of any claim or objection to the enforcement of such documents and instruments by the obligors thereunder. For the purposes of this Section 2.17, Texas National makes no representation or warranty of any kind or nature concerning whether any borrower or other obligor of Texas

National has the financial ability to pay a loan or that the collateral is sufficient in value to result in payment of the loan secured thereby.

    Section 2.18. ACCURATE AND COMPLETE RECORDS. The books, ledgers, financial records and other records of Texas National for the period of time which is not less than three years prior to the date hereof or any such longer period as may be required by applicable laws or regulations:

         (a) are, or will be prior to the Closing Date, in the possession of Texas National;

         (b) have been, in all material respects, maintained in accordance with all applicable laws, rules and regulations and generally accepted standards of practice; and

         (c) are accurate and complete and do not contain or reflect any material discrepancies.

    Section 2.19.  PERFORMANCE OF OBLIGATIONS.  Except as otherwise noted in
Schedule 2.19 hereto, Texas National has performed in all material respects all of the obligations required to be performed by it to date under, and Texas National is not in default under or in breach of, any term or provision of any covenant, contract, lease, indenture or any other covenant to which it is a party, is subject or is otherwise bound, and no event has occurred that, with the giving of notice or the passage of time or both, would constitute such default or breach, where such default or breach or failure to perform would have a material adverse effect on Texas National. To Texas National's knowledge, no party with whom Texas National has an agreement that is of material importance to the business of Texas National is in default thereunder.

    Section 2.20. NO MISLEADING STATEMENTS. The representations and warranties of Texas National contained in this Agreement, the schedules hereto and all other documents and information furnished to Bancshares and its representatives pursuant hereto are complete and accurate and do not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made and to be made not misleading.

    Section 2.21. ABSENCE OF CHANGES. Since the Balance Sheet Date, except as disclosed in Schedule 2.21 to this Agreement, there has not been any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of Texas National. Since such date, the business of Texas National has been conducted only in the ordinary course consistent with prior practices.

    Section 2.22. BROKERS AND FINDERS. Neither Texas National nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the Consolidations contemplated herein.

    Section 2.23. REGULATORY APPROVALS. Texas National has no reason to believe that it will not be able to obtain all requisite regulatory approvals (if any) necessary to consummate the Consolidations as set forth in this Agreement.

                       III. REPRESENTATIONS AND WARRANTIES OF
                               BANCSHARES AND BAYSHORE

    Bancshares and Bayshore represent and warrant to Texas National as follows:

    Section 3.1. ORGANIZATION. Bancshares is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and a bank holding company duly registered under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), subject to all laws, rules and regulations applicable to bank holding companies. Bancshares owns 100% of the issued and outstanding common stock of Bayshore. Bayshore is a national banking association duly organized, validly existing and in good standing under the laws of the United States. Bayshore is an insured bank as defined in the Federal Deposit Insurance Act. Upon the organization of New Bank, Bancshares will own 100% of the issued and outstanding capital stock of New Bank. When organized, New Bank will be duly organized, validly existing and in good standing under the laws of the United States of America. Bancshares and Bayshore have full power and authority (including all licenses, franchises, permits and other governmental authorizations which are legally required) to own their properties, to engage in the business and activities now conducted by them and to enter into and perform this Agreement.

    Section 3.2. APPROVALS; AUTHORITY. The Boards of Directors of Bancshares and Bayshore have each approved this Agreement and the transactions contemplated herein subject to the approval thereof by the shareholders of Bancshares and Bayshore as required by law, and, other than shareholder approval required by law, no further corporate proceedings of Bancshares or Bayshore are needed to deliver this Agreement and consummate the Consolidations. This Agreement has been duly executed and delivered by Bancshares and Bayshore and, when all requisite regulatory and shareholder approvals have been obtained, it will be a binding agreement of Bancshares and Bayshore enforceable against each entity in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and general equitable principles.

    Section 3.3. NO CONFLICT WITH OTHER INSTRUMENTS. Neither the execution and delivery of this Agreement nor the consummation of the Consolidations contemplated thereby, subject to obtaining all required shareholder consents, will conflict with or result in a breach of any provision of any Articles of Incorporation or Association of Bancshares, Bayshore, or New Bank, as applicable, or their respective Bylaws. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, subject to obtaining all required shareholder and regulatory approvals, will not violate any provision of, or constitute a default under, any law, or any order, writ, injunction or decree of any court or other governmental agency, or any contract, agreement or instrument to which Bancshares, Bayshore, or New Bank is a party or by which it is bound or constitute an event which, with the lapse of time or action by a third party, could result in any default under any of the foregoing or result in the creation of any lien, charge or encumbrance upon the assets or properties of Bancshares or Bayshore or upon the stock of Bancshares or Bayshore.

    Section 3.4. REGULATORY APPROVALS. Bancshares and Bayshore have no reason to believe that they will not be able to obtain all requisite regulatory approvals necessary to consummate the Consolidations as set forth in this Agreement.

    Section 3.5. LITIGATION. There is no pending or threatened litigation, arbitration, or other action or proceeding to which Bancshares is a party that seeks to prevent or delay the execution and delivery of this Agreement or the completion of the transactions contemplated by this Agreement.

    Section 3.6. DUE DILIGENCE. Bancshares has had, or by the Closing Date will have had adequate opportunity to examine the books and records of Texas National, including, without limitation, the loan records of Texas National, and as a result of that examination, Bancshares has arrived at its own evaluation of the quality of Texas National's loan portfolio and the adequacy of Texas National's loan loss reserve. Consequently, in so far as the quality of Texas National's loan portfolio and the adequacy of Texas National's loan loss reserve is concerned, Bancshares is relying on its own evaluation and not upon any statements, representations, or warranties of Texas National.

                           IV. COVENANTS OF TEXAS NATIONAL

    Texas National covenants and agrees with Bancshares and Bayshore as follows:

    Section 4.1. SHAREHOLDER APPROVAL AND BEST EFFORTS. Texas National will, as soon as practicable, present for the approval of its shareholders this Agreement and the transactions contemplated hereby. Texas National will take all reasonable action to arrange for a meeting of its shareholders for the purpose of considering the Agreement and, if the transaction is approved by such shareholders, to aid and assist in the consummation of the Consolidations, and will use its best efforts to take or cause to be taken all other actions necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including such actions as Bancshares reasonably considers necessary, proper or advisable in connection with filing applications or obtaining approvals from, all regulatory authorities having jurisdiction over the transactions contemplated by this Agreement.

    Section 4.2. INVITATION TO MEETINGS. A designee of Bancshares (the "Bancshares Designee") shall be entitled to attend as an invited guest all regular and special meetings of the Boards of Directors of Texas National. The Bancshares Designee shall also be entitled to prior notice of and attendance as an invited guest at all meetings of the executive, loan and discount, and any other committees of Texas National. In addition, the Bancshares Designee shall be allowed to be present in Texas National from time to time in manner so as not to interfere with the normal operation of Texas National to review all financial reports, watch loan lists, new loan lists and other documents generated by Texas National in its day-to-day operations.

    Section 4.3. CONDUCT OF BUSINESS PRIOR TO CLOSING. Without Bancshares' prior written consent to the contrary, which consent shall not be unreasonably withheld, prior to the date of the Closing, Texas National will operate so as:

         (a) To carry on its business in substantially the same manner as it has been conducted since June 30, 1997;

         (b) To maintain and keep its properties in as good repair and condition as at present, except for deterioration due to ordinary wear and tear and damage due to casualty;

         (c) To maintain in full force and effect insurance comparable in amount and scope of coverage to that currently maintained for Texas National;

         (d) To make no alteration in the manner of maintaining its books, accounts or records, or in the accounting practices relating to its business, properties or assets;

         (e) To perform all of its material obligations under contracts, leases and documents relating to or affecting its assets, properties and business, except such obligations as Texas National may in good faith reasonably dispute;

         (f) To maintain and preserve its business organization intact, use its best efforts to retain its present employees and maintain relationships with depositors and customers of Texas National;

         (g) To comply with and perform all obligations and duties imposed upon Texas National by all federal, state and local laws, and all rules, regulations and orders imposed by federal, state or local governmental authorities; provided, however, that Bancshares agrees that the current steps being taken by Texas National to achieve compliance with the Cease and Desist Order shall constitute compliance with this subsection;

         (h) To notify Bancshares immediately upon commencement of any compliance, safety and soundness or the other type of examination conducted by the

              FDIC, the OCC or any other agency having supervisory authority over Texas National;

         (i) Not to mortgage, pledge or encumber any asset, nor sell nor transfer any of its assets, except in the ordinary course of business;

         (j) Not to declare or pay during 1997 any dividends in an amount in excess of Texas National's earnings for the year, measured through the end of the month prior to Closing if the Closing takes place at any time before the sixteenth day of a given month, and measured as of the fifteenth day of the month in which the Closing takes place if the Closing occurs on or after the sixteenth day of the month; provided that on the Closing Date Texas National's total equity capital accounts shall be at least $1,571,000. It is specifically provided that any increases or decreases in value of the securities held available for sale will not affect the calculation of total equity capital for purposes of this Section 4.3(j);

         (k) Not to make or authorize any change in Texas National's authorized stock or in its articles of association or bylaws;

         (l) Not to make any capital expenditures in an amount greater than $10,000.00;

         (m)  Not to make any investment portfolio transactions;

         (n) Not to enter into or amend or allow Texas National to enter into or amend any contract agreement or other instrument of any of the types listed in Section 2.9 of this Agreement other than in the ordinary course of business with prior notice to Bancshares;

         (o) Not take or allow Texas National to take any action described or do any of the things listed in Section 2.13 of this Agreement (except with respect to Section 2.13(ix)) other than in the ordinary course of business with prior notice to Bancshares;

         (p) Not to increase the compensation paid or to be paid to any officer or employee of Texas National;

         (q) To take such action as may be reasonably necessary to maintain, preserve, renew and keep in full force and effect their corporate existence and rights; and

         (r) Not to purchase from or sell a participation in any loan or other extension of credit to First National Bank of Bellaire, First Bank of Deer Park, Texas Coastal Bank or Mayde Creek Bank, N.A.

    Section 4.4. LITIGATION AND CLAIMS. Texas National will promptly notify Bancshares of (i) any litigation or any claim, controversy or contingent liability that may become the subject of litigation against Texas National or affecting Texas National's property, if such litigation or potential litigation may, in the event of an unfavorable outcome, have a material adverse effect on Texas National, (ii) any violation or alleged violation of any state or federal environmental laws or regulations, or (iii) any correspondence from a state or federal bank regulatory authority severely criticizing Texas National management or proposing a formal or informal regulatory enforcement action.

    Section 4.5. CONFIDENTIALITY. Without the prior written consent of Bancshares, Texas National shall not release, disseminate or transfer, either verbally or by any other means, any part of the information regarding Bancshares acquired as a result of the execution and performance of this Agreement, to any party not a party hereto, other than as necessary to consummate the Consolidations.

    Section 4.6. STANDSTILL PROVISION. So long as this Agreement is in effect, Texas National will not provide any information to or negotiate with any other party with respect to the merger, acquisition, or sale of all or substantially all of the assets or capital stock of Texas National. Texas National agrees to notify Bancshares immediately of any such unsolicited acquisition proposals and provide reasonable detail as to the identity of the proposed acquiror and the nature of the proposed transaction.

    Section 4.7. ACCESS TO PROPERTIES AND RECORDS. To the extent permitted by law, Texas National shall afford Bancshares and authorized representatives (including legal counsel, accountants and consultants) of Bancshares full access in a reasonable manner and at reasonable times to its properties, books and records in order that Bancshares may have full opportunity to make such reasonable investigation as it shall desire to make of Texas National's affairs and officers of Texas National will furnish Bancshares with such additional financial and operating data and other information as to its business and properties as Bancshares shall, from time to time, request. Bancshares shall not disclose any confidential information furnished by Texas National to Bancshares except and to the extent required by law in the reasonable judgment of Bancshares; the parties acknowledge that appropriate disclosure must be made to governmental entities. In the event of termination of this Agreement, Bancshares shall return to Texas National all documents and other information obtained pursuant hereto and shall keep confidential and not use any information obtained pursuant to this Agreement. This Section is not applicable to any information that was or becomes generally available to the public other than through a breach of this Agreement.

    Section 4.8. INFORMATION FOR APPLICATIONS. Texas National shall, to the extent permitted by law, furnish Bancshares with all information required for inclusion in (i) any application, statement or document to be made or filed by Bancshares or Bayshore with any governmental entity in connection with the transactions contemplated by this Agreement during the pendency of this Agreement ("Regulatory Applications"), and (ii) any registration statement and amendments thereto ("Registration Statement") to be filed by Bancshares with the Securities and Exchange Commission ("SEC") or any state securities authorities in order to register the shares of common stock of Bancshares ("Bancshares Common Stock") to be sold in order to obtain the proceeds to pay the Consolidation Price ("Securities Filings"). Texas National represents and warrants to Bancshares that all information to be furnished by Texas National for inclusion in any Regulatory Applications or Securities Filings shall be true and correct in all material respects and shall not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading. Texas National agrees at any time, upon the request of Bancshares, to furnish to Bancshares a written letter or statement confirming the accuracy of the information with respect to Texas National contained in any application or filing referred to in Sections
4.1 or 4.8 of this Agreement, and confirming that the information with respect to Texas National contained in such document or draft was furnished by Texas National expressly for use therein or, if such is not the case, indicating the inaccuracies contained in such document or indicating the information not furnished by Texas National expressly for use therein.

    Section 4.9. ADDITIONAL DISCLOSURES AND INFORMATION. Texas National shall give Bancshares prompt written notice if at any time on or prior to the Closing there is a change in any state of facts, or there is the occurrence, nonoccurrence or existence of any event subsequent to the date of this Agreement (or any event prior to the date of this Agreement which Texas National become aware of subsequent to the date of such Agreement), which change or event is known to Texas National and which would (i) make any representation or warranty (including the information set forth in the Schedules) made by Texas National to Bancshares not true or correct in any material respect or (ii) have a material adverse effect on Texas National, it being the intention of the parties to this Agreement that Texas National shall engage in a continuous disclosure process from the date of this Agreement through the Closing.

    Section 4.10. PROXIES. Texas National acknowledges that to the best of its knowledge the persons listed on Schedule 4.10 have agreed that they will vote the shares of Texas National Common Stock owned by them in favor of this Agreement and the transactions contemplated hereby, subject to required regulatory approvals, and that they will retain the right to vote such shares of Texas National Common Stock during the term of this Agreement and have given E.D. Vickery a proxy to vote such shares of Texas National Common Stock in favor of the Agreement if they should fail to do so, pursuant to a Voting Agreement and Irrevocable Proxy substantially in the form attached hereto as EXHIBIT D.

    Section 4.11. RELEASES. Texas National acknowledges that the persons listed on Schedule 4.11 have agreed that they will release and discharge Texas National from any action or claim that they may have against Texas National (except as to deposits, accounts and loans with Texas National, any rights to indemnification pursuant to the Articles and Bylaws of Texas National and any rights of such person with respect to the Agreement) pursuant to the Release of Claims substantially in the form attached hereto as EXHIBIT E.

                       V. COVENANTS OF BANCSHARES AND BAYSHORE

    Bancshares and Bayshore covenant and agree with Texas National as follows:

    Section 5.1. BEST EFFORTS. If required, Bayshore and New Bank will, as soon as practicable, present for the approval of their respective shareholders, this Agreement and the transactions contemplated thereby. Bancshares and Bayshore will take all reasonable action to aid and assist in the consummation of the Consolidations and the transactions contemplated hereby, and will use its best efforts to take or cause to be taken all other actions necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including such actions which are necessary, proper or advisable in connection with filing applications with, or obtaining approvals from, all regulatory authorities having jurisdiction over the transactions contemplated by this Agreement including, but not limited to, filing the Registration Statement with the SEC and having the Bancshares Common Stock registered with the SEC.

    Section 5.2. INFORMATION FOR APPLICATIONS AND PROXY SOLICITATION. To the extent permitted by law, Bancshares will furnish Texas National with all information concerning Bancshares and Bayshore required for inclusion in (a) any application, statement or document to be made or filed by Texas National with any federal or state regulatory or supervisory authority in connection with the transactions contemplated by this Agreement during the pendency of this Agreement and (b) any proxy materials to be furnished to the shareholders of Texas National in connection with their consideration of the Consolidations. Each of Bancshares and Bayshore represent and warrant that all information so furnished for such statements and applications shall, to the best of its knowledge, be true and correct in all material respects without omission of any material fact required to be stated to make the information not misleading. Bancshares will indemnify and hold harmless Texas National from and against any and all losses, claims, damages, expenses or liabilities to which Texas National may become subject under applicable laws, rules and regulations and will reimburse Texas National for any legal or other expenses reasonably incurred by Texas National in connection with investigating or defending any actions whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any such application or proxy materials or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as such statement or omission was made in reliance upon and in conformity with information expressly furnished by Bancshares expressly for use therein. Bancshares agrees, upon the request of Texas National, to furnish to Texas National a written letter or statement confirming to the best of its knowledge the accuracy of the information with respect to Bancshares and Bayshore contained in any report or other application or statement referred to in Sections 5.1 or 5.2 of this Agreement, and confirming that the information with respect to Bancshares and Bayshore contained in such document or draft was furnished expressly for use therein or, if such is not the case, indicating the inaccuracies contained in such document or indicating the information not furnished by Bancshares expressly for use therein.

    Section 5.3. CONFIDENTIALITY. Bancshares shall not release, disseminate or transfer either verbally or by any other means any part of the information regarding Texas National acquired as a result of execution and performance of this Agreement, to any party not a party hereto, other than as necessary to consummate the Consolidations or have the Bancshares Common Stock registered with the SEC. Furthermore, Bancshares agrees (i) not to use any information or forms of documentation obtained from Texas National in any way, directly or indirectly, damaging to the interests of Texas National; (ii) not to use, directly or indirectly, any of the information obtained from Texas National for its own benefit or for the benefit of another, separate and apart from the purposes of this Agreement; and (iii) not to disclose any of the information obtained from Texas National to anyone without the express, prior, written permission of Texas National. In the event this Agreement is terminated, any and all copies of the books and records of Texas National in the possession of Bancshares shall be returned to Texas National.

    Section 5.4. NOTICES. Bancshares will promptly give notice to Texas National of the occurrence of any event or the failure of any event to occur that results in a breach of any representation or warranty by Bancshares or a failure by Bancshares to comply with any covenant, condition or agreement contained in this Agreement.

    Section 5.5. RELEASES. Bancshares will release and discharge the persons listed on Schedule 5.5 from any action or claim that they may have against such persons (except as to deposits and accounts with Texas National and any rights of Bancshares pursuant to the Agreement) pursuant to the Release of Claims substantially in the form attached hereto as EXHIBIT F.

                                     VI. CLOSING

    Section 6.1.   CLOSING.  Subject to the other provisions of this Section
VI, on a mutually acceptable date ("Closing Date") as soon as practicable within a thirty-day period commencing with the latest of the following dates:

         (a) the receipt of shareholder approval and the last approval from any requisite regulatory or supervisory authority and the expiration of any statutory or regulatory waiting period which is necessary to effect the Consolidations; or

         (b) if the transactions contemplated by this Agreement are being contested in any legal proceeding and Bancshares or Texas National, pursuant to
Section 10.1 herein, have elected to contest the same, then the date that such proceeding has been brought to a conclusion favorable, in the judgment of each of Bancshares and Texas National, to the consummation of the transactions contemplated herein, or such prior date as each of Bancshares and Texas National shall elect whether or not such proceeding has been brought to a conclusion;

a meeting ("Closing") will take place at which the parties to this Agreement will exchange certificates, opinions, letters and other documents in order to determine whether any condition exists which would permit the parties hereto to terminate this Agreement. If no such condition then exists or if no party elects to exercise any right it may have to terminate this Agreement, then and thereupon the appropriate parties shall execute such documents and instruments as may be necessary or appropriate to effect the transactions contemplated by this Agreement.

    The Closing shall take place at the offices of Bracewell & Patterson, L.L.P. in Houston, Texas, or at such other place to which the parties hereto may mutually agree.

    Section 6.2. INITIAL CONSOLIDATION EFFECTIVE TIME. Subject to the terms and upon satisfaction of all requirements of law and the conditions specified in this Agreement including, among other conditions, the receipt of any requisite approval of the shareholders of New Bank and Texas National and the regulatory approvals of the Federal Reserve Board, OCC, the FDIC, Banking Department, and any other federal or state regulatory agency whose approval must be received in order to consummate the Initial Consolidation, the Initial Consolidation shall become effective, and the effective time of the Initial Consolidation shall occur, at the date and time specified in the certificate approving the Initial Consolidation to be issued by the OCC ("Initial Consolidation Effective Time"). It is anticipated by Bancshares and Texas National that the Closing, the Initial Consolidation Effective Time and the Effective Date will occur on the same day.

    Section 6.3. EFFECTIVE DATE. Subject to the terms and upon satisfaction of all requirements of law and the conditions specified in this Agreement including, among other conditions, the receipt of any requisite approvals of the shareholders of Bayshore and Texas National and the regulatory approvals of the Federal Reserve Board, the OCC, the FDIC, Banking Department and any other federal or state regulatory agency whose approval must be received in order to consummate the Consolidations, the Final Consolidation shall become effective, and the effective date of the Final Consolidation shall occur, at the date and time specified in the certificate approving the Final Consolidation to be issued by the OCC ("Effective Date"). It is anticipated by Bancshares and Texas National that the Closing, the Initial Consolidation Effective Time and the Effective Date will occur on the same day.

                                   VII. TERMINATION

    Section 7.1.   TERMINATION.

         (a) This Agreement may be terminated by action of the Board of Directors of either Bancshares, Bayshore or Texas National at any time prior to the Initial Consolidation Effective Time if:

              (i) there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of such Board or Boards of Directors, makes it inadvisable to proceed with the Consolidations;

              (ii) any of the transactions contemplated by this Agreement are disapproved by any regulatory authority or other person whose approval is required to consummate any of such transactions;

              (iii) the Consolidations shall not have become effective on or before December 31, 1997, or such later date as shall have been approved in writing by the Boards of Directors of Bancshares, Bayshore and Texas National; provided, however, that the right to terminate under this Section 7.1(a)(iii) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or has resulted in, the failure of the Consolidations to become effective on or before such date; or

              (iv) Purchaser has not received all required regulatory approvals as set forth in Section 10.1 of this Agreement by November 30, 1997; provided however, that the right to terminate under this Section 7.1(a)(iv) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or has resulted in, the failure to obtain such approvals on or before such date.

         (b) This Agreement may be terminated at any time prior to the Initial Consolidation Effective Time by the Board of Directors of Texas National if Bancshares or Bayshore shall fail to comply in any material respect with any of their covenants or agreements contained in this Agreement, or if any of the representations or warranties of Bancshares or Bayshore contained herein shall be defective in any material respect.

         (c) This Agreement may be terminated any time prior to the Effective Date by action of the Board of Directors of Bancshares or Bayshore if (i) Texas National shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement, or if any of the representations or warranties of Texas National contained herein shall be defective in any material respect, (ii) there shall have been any change after the Balance Sheet Date in the assets, properties, business or financial condition of Texas National which individually or in the aggregate have materially and adversely affected the financial condition, results of operation or business of Texas National, or
(iii) the Board of Directors determines that necessary approval from a regulatory authority, including but not limited to the registration of the Bancshares Common Stock with the SEC, cannot reasonably be obtained or that the terms or conditions of a necessary approval are unacceptable in its reasonable discretion.

         (d)  This Agreement may be terminated by Bancshares within fifteen
(15) days of the date of execution of the Agreement in the event that the executed Voting Agreement and Irrevocable Proxies described in Section 4.10 have not been obtained.

         (e) This Agreement may be terminated at any time prior to the Effective Date with the mutual written consent of Bancshares, Bayshore, and Texas National and the approval of such action by their respective Boards of Directors.

    Section 7.2. RIGHT TO CURE. If either Bancshares, Bayshore or Texas National shall elect to terminate this Agreement pursuant to Section 7.1, then such party must notify the other party in writing of its intent to terminate stating the reason therefor and such other party shall have fifteen days from the receipt of such notice to cure the alleged breach, inaccuracy or change or satisfy such condition subject to the approval of the party seeking to terminate the Agreement.

          VIII. CONDITIONS TO OBLIGATIONS OF BANCSHARES AND BAYSHORE

    The obligations of Bancshares and Bayshore under this Agreement are subject to the satisfaction, at or prior to the Closing Date of the following conditions, which may be waived by Bancshares and Bayshore in their sole discretion:

    Section 8.1. COMPLIANCE WITH REPRESENTATIONS AND COVENANTS. The representations and warranties made by Texas National in this Agreement must have been true when made and shall be true in all material respects as of the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Texas National shall have performed or complied with all covenants and conditions required by this Agreement to be performed and complied with prior to or at the Closing. Bancshares shall have been furnished with a certificate, executed by an appropriate representative of Texas National and dated as of the Closing Date, to the foregoing effect.

    Section 8.2. MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of Texas

National, nor shall any event have occurred which, with the lapse of time, may cause or create any material adverse change in the financial condition, business or operations of Texas National in the reasonable judgment of the Board of Directors of Bancshares. Bancshares shall have received a certificate to the foregoing effect executed by an appropriate representative of Texas National and dated as of the Closing Date.

    Section 8.3. LEGAL OPINION. Bancshares shall have received an opinion of counsel to Texas National, dated as of the Closing Date, in form and substance satisfactory to counsel for Bancshares, to the effect set forth in Schedule 8.3 hereof.

    Section 8.4. REGISTRATION OF BANCSHARES COMMON STOCK. The Registration Statement covering the Bancshares Common Stock to be issued to provide funds for the Consolidation Price shall be effective under the Securities Act of 1933 and any applicable state securities or "blue sky" acts and no stop order suspending the effectiveness of such Registration Statement shall be in effect and no proceedings for such purpose, or any proceedings under the SEC or applicable state securities authorities rules with respect to the transactions contemplated hereby, shall be pending before or threatened by the SEC or any applicable state securities or "blue sky" acts and no stop order suspending the effectiveness of such Registration Statement shall be in effect and no proceedings for such purpose, or any proceedings under the SEC or applicable state securities authorities rules with respect to the transactions contemplated hereby, shall be pending before or threatened by the SEC or any applicable state securities or blue sky authorities.

    Section 8.5. SUCCESSFUL INITIAL PUBLIC OFFERING. Through no fault of either Bancshares or Hoefer & Arnett, the Underwriter of Bancshares' proposed public offering of common stock, Hoefer & Arnett fails to perform its firm commitment to successfully underwrite and complete an initial public offering of Bancshares Common Stock in which Bancshares shall have received from such public offering net proceeds of at least $8,500,000 by purchasing the entire issue as principal (whether or not they are able to subsequently resell the securities to their institutional and retain clients).

    Section 8.6. RELEASES. Bancshares shall have received all of the releases referred to in Section 4.11.

    Section 8.7. PROCEEDINGS AND DOCUMENTS. All actions, proceedings, instruments and documents required to effectuate this Agreement or incidental hereto shall be satisfactory in substance and form to Bancshares and its counsel.

    Section 8.8. LITIGATION. Texas National shall have furnished Bancshares with certificates dated as of the Closing Date signed by an appropriate officer of Texas National to the effect that to Texas National's knowledge, no litigation, proceeding, investigation or inquiry, other than that which is set forth in Schedule 2.7 of this Agreement, is pending or threatened that might result in action to enjoin or prevent the consummation of the transaction contemplated by this Agreement or is likely to result in a material adverse change in Texas
National or any of its assets, properties, business, financial condition, or operations.

    Section 8.9. RESIGNATION. Bancshares shall have received the written resignations effective as of the Closing Date of any officers and directors of Texas National as may be requested in writing by Bancshares.

    Section 8.10. NO PENDING ACTIONS. No proceeding initiated by any person or governmental authority seeking to restrain or enjoin the transaction shall be pending.

    Section 8.11. NO DEFAULT. Except for any uncompleted requirements of that certain Cease and Desist Order, Texas National shall not be in default under any material order, judgment, award or decree of any court, arbitrator or governmental authority binding upon or affecting Texas National or by which any of Texas National's assets may be bound or affected, and no such order, judgment, award or decree materially adversely affects the ability of Texas National to carry on its business as now conducted. Bancshares shall have received a certificate to the foregoing effect executed by Texas National and dated as of the Closing Date.

    Section 8.12. OCC LETTER. Bayshore shall have received an opinion from the OCC, satisfactory in form and content to Bancshares and its counsel, that the loans to Jerry J. Moore and his affiliated interests which have been deemed by the OCC to have been issued in excess of Texas National's lending limits, will not represent a violation of 12 U.S.C. Section 84 to Bayshore and its directors.

    Section 8.13. CANCELLATION OF DATA PROCESSING CONTRACTS. Texas National shall have received written confirmation that when Texas National's data processing and ATM agreements terminate, they will do so without any penalty or additional liability.

    Section 8.14. REMOVAL OF CERTAIN CREDIT. Texas National shall have removed from its books the loan identified in Schedule 8.14.

    Section 8.15. COVENANT NOT TO COMPETE. Each officer of Texas National shall have executed a Covenant Not to Compete in the form substantially as set forth in Exhibit G.

                   IX. CONDITIONS TO OBLIGATIONS OF TEXAS NATIONAL

    The obligations of Texas National under this Agreement are subject to the satisfaction, at or prior to the Closing Date, of the following conditions, which may be waived by Texas National in its sole discretion:

    Section 9.1. COMPLIANCE WITH REPRESENTATIONS AND COVENANTS. The representations and warranties made by Bancshares and Bayshore in this Agreement must have been true when made and shall be true in all material respects as of the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Bancshares and Bayshore shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Bancshares and Bayshore prior to or at the Closing. Texas National shall be furnished with a certificate, executed by appropriate representatives of Bancshares and dated as of the Closing Date, to the foregoing effect.

    Section 9.2. LEGAL OPINION. Texas National shall have received an opinion of counsel to Bancshares, dated as of the Closing Date and in form and substance satisfactory to counsel for Texas National, to the effect set forth in
Schedule 9.2 hereof.

    Section 9.3. RELEASES. Bancshares shall have delivered all of the releases referred to in Section 5.5.

    Section 9.4. PROCEEDINGS AND DOCUMENTS. All actions, proceedings, instruments and documents required to effectuate this Agreement or incidental hereto shall be satisfactory in substance and form to Texas National and its counsel.

    Section 9.5. PAYMENT OF CONSIDERATION. Bancshares shall pay the Consolidation Price by cash, cashiers check, or wire transfer to the shareholders of Texas National upon the proper surrender of the Texas National Common Stock.

                X. CONDITIONS TO RESPECTIVE OBLIGATIONS OF BANCSHARES,
                             BAYSHORE AND TEXAS NATIONAL

    The respective obligations of Bancshares, Bayshore, and Texas National under this Agreement are subject to the satisfaction of the following conditions which may be waived by Bancshares, Bayshore and Texas National, respectively, in their sole discretion:

    Section 10.1. GOVERNMENT APPROVALS. Bancshares and Texas National shall have received the approval, or waiver of approval, of the transactions contemplated by this Agreement from all necessary governmental agencies and authorities, including the Federal Reserve Board and any other regulatory agency whose approval must be received in order to consummate the Consolidations, which approvals shall not impose any restrictions on the operations of the Continuing Bank which are unacceptable to Bancshares, and such approvals and the transactions contemplated hereby shall not have been contested by any federal or state governmental authority or any third party (except shareholders asserting dissenters' rights) by formal proceeding. It is understood that, if any such contest is brought by formal proceeding, Bancshares or Texas National may, but shall not be obligated to, answer and defend such contest or otherwise pursue the Consolidations over such objection.

    Section 10.2. SHAREHOLDER APPROVAL. The shareholders of Texas National and Bancshares as the sole shareholder of Bayshore and New Bank shall have voted for the authorization and approval of, or given their respective written consent to, this Agreement and the transactions contemplated by this Agreement.

                                  XI. MISCELLANEOUS

    Section 11.1. NOTICES. Any notice, request, instruction or other communication required hereunder shall be given in writing and shall be deemed to be given and received when delivered personally, or forty-eight hours after deposit in the United States mail, certified or registered, return receipt requested, postage prepaid, as follows:

    If to Texas National then to: Mr. E. D. Vickery
                                  Royston Rayzor Vickery & Williams
                                  600 Travis Street, Suite 2200
                                  Houston, Texas 77002

    With a copy to:               Mr. C. Thomas Scott
                                  Chamberlain, Hrdlicka, White, Williams &
                                   Martin
                                  2100 Smith Street, Suite 1400
                                  Houston, Texas 77002

    If to Bancshares then to:     Mr. L. D. Wright
                                  Bay Bancshares, Inc.
                                  1001 Highway 146
                                  La Porte, Texas 77571

    With a copy to:               Mr. William T. Luedke IV
                                  Bracewell & Patterson, L.L.P.
                                  South Tower Pennzoil Place
                                  711 Louisiana Street, Suite 2900
                                  Houston, Texas 77002-2781

    Section 11.2. EFFECT OF TERMINATION. In the event of termination of this Agreement and the abandonment of the transaction without breach by any party hereto, this Agreement shall become void and have no effect, without any liability on the part of any party or its directors, officers, stockholders or agents, if any; provided, however, that the provisions of Sections 4.5 and 5.3 respecting confidentiality shall remain in force. Nothing contained in this
Section 11.2 shall relieve any party hereto of any liability for a breach of this Agreement.

    Section 11.3. ENTIRE AGREEMENT MODIFICATION; WAIVER. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior contemporaneous agreements, undertakings, negotiations and discussions, whether oral or written, and there are no warranties, representations or agreements between the parties in connection with the subject matter hereof, except as set forth or referred to herein. No supplement, modification, waiver or termination of this Agreement or any provision thereof shall be binding unless executed in writing by the parties to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provisions (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

    Section 11.4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, and to the extent applicable, the laws of the United States of America.

    Section 11.5. LEGAL CONSTRUCTION. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall- not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

    Section 11.6. ATTORNEY'S FEES. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees from the other party, which fees may be set by the Court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief that may be awarded.

    Section 11.7. COOPERATION. Bancshares and Texas National agree to cooperate and work together to provide any information required by either party to consummate this transaction and in negotiating and agreeing upon any other matters that may arise in connection with the consummation of the transactions contemplated by this Agreement, and obtaining approval of all necessary regulatory authorities.

    Section 11.8. ASSIGNABILITY. This Agreement and the obligations created hereunder are assignable by Bancshares to any person or entity, subject to prior notice to, and the approval of, Texas National, which approval shall not be unreasonably withheld.

    Section 11.9. SINGULAR, PLURAL, HEADINGS. Whenever the singular form of any word is used in this Agreement, the same shall include the plural form of such word, whenever appropriate, and vice versa. The headings contained in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of any of the provisions contained herein.

    Section 11.10. COMMISSIONS. Texas National and Bancshares agree and represent to each other that there are no commissions due to any broker or any other persons related to the transaction that is the subject of this Agreement, and each party hereto agrees to indemnify and hold harmless the other party hereto from any commission due as a result of its actions with respect to this transaction.

    Section 11.11. EFFECTIVE DATE. The effective date of this Agreement shall be the date a copy of this Agreement, fully executed by Texas National, is returned to and received by Bancshares.

    Section 11.12. EXPENSES. Whether or not the transactions provided for herein are consummated, Bancshares and Texas National shall pay their own expenses in connection with this Agreement and the transactions contemplated hereby, including without limitation, all reasonable counsel fees; provided that, Bancshares shall pay up to $5,000 of Texas National's legal fees related to the consummation of the transactions set forth in this Agreement.

    Section 11.13. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns as permitted by law.

    Section 11.14. REPRESENTATION BY COUNSEL. Both parties acknowledge that they have had the benefit of representation by legal counsel of their choosing in negotiating the terms of this agreement, that they have executed this agreement of their own free will with the intent to be bound hereby.

    Section 11.15. NON-SURVIVAL OF REPRESENTATIONS. Bancshares and Texas National shall satisfy themselves as to the accuracy of the representations and warranties contained herein prior to Closing. None of the representations or warranties contained herein shall survive the Closing.

    Section 11.16. FACSIMILE SIGNATURES. The signature of any party hereto transmitted by facsimile shall be effective in all respects to bind such party in the same manner as an original signature.

    Section 11.17. MODIFICATIONS OR WAIVER. No termination, cancellation, modification, amendment, deletion, addition or other change in this Agreement, or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set forth in a writing signed by the party or parties to be bound thereby. The waiver of any right or remedy in respect to any occurrence or event on one occasion shall not be deemed a waiver of such right or remedy in respect to such occurrence or event on any other occasion.

    Section 11.18. SEVERABILITY. Any provision hereof prohibited by or unlawful or unenforceable under any applicable law or any jurisdiction shall as to such jurisdiction be ineffective, without affecting any other provision of this Agreement, or shall be deemed to be severed or modified to conform with such law, and the remaining provisions of this Agreement shall remain in force, provided that the purpose of the Agreement can be effected. To the fullest extent, however, that the provisions of such applicable law may be waived, they are hereby waived, to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms.

    Section 11.19. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute one and the same instrument.

    Section 11.20. GENDER. Any pronoun used herein shall refer to any gender, either masculine, feminine or neuter, as the context requires.

    Section 11.21. PUBLICITY. Subject to written advice of counsel with respect to legal requirements relating to public disclosure of matters related to the transactions contemplated by this Agreement, the timing and content of any announcements, press releases or other public statements (whether written or oral) concerning this Agreement or the Consolidations will occur upon, and be determined by, the mutual consent of Bancshares and Texas National.

    Section 11.22. DISCLOSURES. Any disclosure made in any document delivered pursuant to this Agreement or referred to or described in writing in any section of this Agreement or any schedule attached hereto shall be deemed to be disclosure for purposes of any section herein or schedule hereto.

    Section 11.23. AGREEMENT REGARDING CERTAIN PARTICIPATIONS. At all times prior to the Closing, and as required by the Cease and Desist Order, Texas National and the other participating banks will attempt to sell their participation interests in certain loans and extensions of credit originally made to Jerry J. Moore and his affiliated interests and later assumed by what is now CenterAmerica, Inc. (the "Moore Loans") and which loans are, inter alia, the subject of the Cease and Desist Order. A list of the Moore Loans and the participations of each bank participant are attached hereto as Schedule 11.23. Such sale of the Moore Loans may be made individually or in bulk, and may take place at a purchase price less than the face amount of the loan or loans. In connection with any such sale of the Moore Loans, Texas National agrees as follows:

         (a) Texas National will use its best efforts to negotiate, and will use its best efforts to persuade any of the other participants in the Moore Loans to negotiate, a sale of the loans at the lowest possible discount, provided however, that Texas National will not sell any Moore Loan participation for a discount of greater than 10% without the prior written consent of Bancshares.

         (b) At all times after the Closing, and for an indefinite period of time thereafter, Bancshares and Bayshore agree as follows:

              (i) Bancshares and Bayshore, and the other participating banks as required by the Cease and Desist Order, will use their best efforts to sell the Moore Loans at the lowest possible discount.

              (ii) If a written offer to purchase all or any part of the Moore Loans in which Bancshares and Bayshore have a participating interest is received by Bancshares or Bayshore or any of the other financial institutions who have participating interests in the Moore Loans at a discount not to exceed 10%, and the holders of a majority interest in terms of aggregate loan dollar amount outstanding with respect to those loans to which the offer relates desire to accept such offer on the terms and conditions stated in the written offer (as the same may thereafter be negotiated in favor of the participating lenders), Bancshares and Bayshore will sell their participating interest in and to the loans covered by the written offer at the offered price and upon the same terms and conditions as may be accepted by the holders of a majority interest in terms of aggregate loan dollar amount outstanding with respect to the loans to which the offer pertains.

              (iii) If a written offer to purchase all or any part of the Moore Loans at a discount in excess of 10% is received by Bancshares, Bayshore or any of the other participating banks, all of the participating banks will have to agree to the sale.

         (c) Any purchaser of all or part of the Moore Loans from Texas National or Bancshares or Bayshore or any of the participating banks will be expressly required to be bound by the provisions of paragraphs (a) and (b) of this Section 11.23.

         (d) Without the prior written consent of all participating banks, no sale of any Moore Loan participation at any discount will be made to any person or entity other than a bona fide third party with no management or ownership affiliation with any of the banks which own participations in the Moore Loans.

    Section 11.24. INDEMNIFICATION. In consideration for Texas National entering into this Agreement and agreeing to the consolidation rather than a stock purchase arrangement, Bancshares and Bayshore agree to protect, defend, indemnify and hold Texas National, its agents, directors, officers, and employees harmless from and against all losses, claims, demands, liabilities or causes of action of every kind and character, in favor of any person, entity or party, for any damages of whatsoever nature sustained by any person, entity or party, which arises out of or is incidental to, either directly or indirectly, their activities or work or documentation in furtherance of the transactions set forth in this Agreement, and regardless of whether the damages, losses, claims, demands, liabilities or causes of action of every kind or character were caused by or arose out of the sole, concurrent, active or passive negligence or gross negligence of any party or entity, strict liability, breaches of express or implied warranties, and/or any other legal fault of any party or entity, including that of Texas National, its agents, directors, officers and employees. Bancshares and Bayshore shall fully defend any such claims, demands or suits at its sole expenses, including all attorneys' fees, costs, and other related expenses, even if the same are groundless. It is specifically provided, however, that the indemnification set forth above shall only apply to actions taken as a result of this transaction being structured as a consolidation rather than a stock purchase agreement containing the usual representations, warranties, covenants and conditions as set forth in such a stock purchase agreement.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.


                                  BAY BANCSHARES, INC.



                                  By:
                                      --------------------------------
ATTEST:



By:
    -----------------------------



                                  BAYSHORE NATIONAL BANK



                                  By:
                                      --------------------------------
ATTEST:



By:
    -----------------------------

                                  TEXAS NATIONAL BANK OF BAYTOWN



                                  By:
                                      ------------------------------------


ATTEST:



By:
    -----------------------------

                   SCHEDULE 2.5 TO THE CONSOLIDATION AGREEMENT:

                              TITLE - TEXAS NATIONAL

                     SCHEDULE 2.6 TO THE CONSOLIDATION AGREEMENT:

                         ENVIRONMENTAL LAWS - TEXAS NATIONAL

                   SCHEDULE 2.7 TO THE CONSOLIDATION AGREEMENT:

                LITIGATION AND OTHER PROCEEDINGS - TEXAS NATIONAL

                     SCHEDULE 2.8 TO THE CONSOLIDATION AGREEMENT:

                                TAXES - TEXAS NATIONAL

                   SCHEDULE 2.9 TO THE CONSOLIDATION AGREEMENT:

                            CONTRACTS - TEXAS NATIONAL

                  SCHEDULE 2.10 TO THE CONSOLIDATION AGREEMENT:

                            INSURANCE - TEXAS NATIONAL

                    SCHEDULE 2.12 TO THE CONSOLIDATION AGREEMENT:

                                LAWS - TEXAS NATIONAL

                  SCHEDULE 2.13 TO THE CONSOLIDATION AGREEMENT:

                             CONDUCT - TEXAS NATIONAL

                  SCHEDULE 2.15 TO THE CONSOLIDATION AGREEMENT:

                      EMPLOYMENT RELATIONS - TEXAS NATIONAL

                  SCHEDULE 2.17 TO THE CONSOLIDATION AGREEMENT:

                      LOANS AND INVESTMENTS - TEXAS NATIONAL

                  SCHEDULE 2.21 TO THE CONSOLIDATION AGREEMENT:

                       ABSENCE OF CHANGES - TEXAS NATIONAL

                  SCHEDULE 4.10 TO THE CONSOLIDATION AGREEMENT:

                                     PROXIES


The following list comprises individuals who are (i) directors, (ii) officers or
(iii) holders of 5% or more of the Texas National Common Stock, each of whom has agreed to execute the Voting Agreement.

                  SCHEDULE 4.11 TO THE CONSOLIDATION AGREEMENT:

                                     RELEASES


Directors and Officers of Texas National.

                 SCHEDULE 5.5 TO THE CONSOLIDATION AGREEMENT:

                                   RELEASES

                   SCHEDULE 8.3 TO THE CONSOLIDATION AGREEMENT:

                 LEGAL OPINION TO BE DELIVERED BY TEXAS NATIONAL


The legal opinion of counsel for Texas National which is called for by Section
8.3 of the Agreement shall be to the following effect:

    (a) Texas National is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has full power and authority (including all licenses, franchises, permits and other governmental authorizations which are legally required) to own its properties, to engage in the business and activities now conducted by it and to enter into this Agreement.

    (b) The authorized capital stock of Texas National consists of 38,962 shares of Common Stock, $10.00 par value. As of the date hereof, 38,962 shares of Texas National Common Stock were issued and outstanding. All of the shares which are issued and outstanding are validly issued, fully paid and have not been issued in violation of the preemptive rights of any person. There are no existing options, warrants, calls, convertible securities or commitments of any kind enabling Texas National to issue any authorized and unissued Texas National Common Stock nor does Texas National have any commitment or obligation to repurchase, reacquire or redeem any of its outstanding capital stock.

    (c) The Board of Directors of Texas National has approved the Agreement and the transactions contemplated thereby. All necessary corporate proceedings, including all appropriate and legal actions by shareholders of Texas National to approve and authorize the transactions set forth in the Consolidation Agreement, have been taken. This Agreement has been duly executed and delivered by Texas National and is a binding agreement of Texas National enforceable against Texas National in accordance with its terms.

    (d) Except as otherwise noted in the Agreement, there are no legal, quasi-judicial or administrative proceedings of any kind or nature now pending or, to the knowledge of counsel to Texas National, threatened before any court or administrative body in any manner against Texas National or any of their properties or capital stock which might have a material adverse effect on Texas National, its financial condition, assets, operations or earnings or the transactions proposed by the Agreement. Texas National is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

    (e) The execution and delivery of the Agreement and the consummation of the transactions contemplated thereby will not, to the best knowledge of counsel to Texas National, violate any provision of, or constitute a default under, any law, or any order, writ, injunction or decree of any court or other governmental agency, or any contract, agreement or instrument to which Texas National is a party or by which it is bound or constitute an event which with the lapse of time or action by a third party could result in any default under any of the foregoing or result in the creation of any lien, charge or encumbrance upon the assets or properties of Texas National or upon the Texas National Common Stock.

Such opinion shall also cover such other matters incident to the transactions contemplated by the Agreement as Bancshares may reasonably request. As to questions of fact material to their opinion, such counsel may rely upon certificates of officers of the Texas National. Such opinion may contain such qualifications, exceptions and explanations as are satisfactory in form and substance to Bancshares.

                  SCHEDULE 8.14 TO THE CONSOLIDATION AGREEMENT:

                            REMOVAL OF CERTAIN CREDIT


The loan originated in October of 1996 in the principal amount of $246,000 to Billy F. Holcomb.

                   SCHEDULE 9.2 TO THE CONSOLIDATION AGREEMENT:

                   LEGAL OPINION TO BE DELIVERED BY BANCSHARES


The legal opinion of counsel for Bancshares which is called for by Section 9.2 of the Agreement shall be to the following effect:

    (a) Bancshares is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, and has full power and authority (including all licenses, franchises, permits and other governmental authorizations which are legally required) to own its properties, to engage in the business and activities now conducted by it and to enter into this Agreement.

    (b) Bayshore is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and has full power and authority (including all licenses, franchises, permits and other governmental authorizations which are legally required) to own its properties, to engage in the business and activities now conducted by it and to enter into this Agreement.

    (c) The Board of Directors of Bancshares and Bayshore and the shareholder of Bayshore have approved the Agreement and the transactions contemplated thereby. The Agreement has been duly executed and delivered by Bancshares and Bayshore and is a binding agreement of Bancshares and Bayshore enforceable against Bancshares and Bayshore in accordance with its terms.

    (d) The execution and delivery of the Agreement and the consummation of the transactions contemplated thereby, will not, to the best knowledge of counsel to Bancshares, violate any provision of, or constitute a default under, any law, or any order, writ, injunction or decree of any court or other governmental agency, or any contract, agreement or instrument to which either Bancshares or Bayshore is a party or by which they are bound or constitute an event which with the lapse of time or action by a third party could result in any default under any of the foregoing or result in the creation of any lien, charge or encumbrance upon of the assets or properties of Bancshares or Bayshore or upon the stock of Bancshares or Bayshore.

Such opinion shall also cover such other matters incident to the transactions contemplated by the Agreement as Texas National may reasonably request. As to questions of fact material to their opinion, such counsel may rely upon certificates of officers of Bancshares and Bayshore. Such opinion may contain such qualifications, exceptions and explanations as are satisfactory in form and substance to Texas National.

                                                                     EXHIBIT A

                                PLAN OF CONSOLIDATION
                        BETWEEN BAYSHORE INTERIM NATIONAL BANK
                         AND TEXAS NATIONAL BANK OF BAYTOWN


    This PLAN OF CONSOLIDATION (the "Plan") is dated as of the ____ day of _________, 1997, by and between Texas National Bank of Baytown, a national banking association located in Baytown, Texas ("Texas National") and Bayshore Interim National Bank ("New Bank"), a national interim banking association formed as a wholly-owned subsidiary of Bayshore Bancshares, Inc. ("Bancshares") solely to facilitate the transactions contemplated by the Consolidation Agreement, defined below. Texas National and New Bank are hereinafter sometimes collectively referred to as the "Merging Institutions."

    This Plan of Consolidation is being entered into pursuant to the Agreement and Plan of Consolidation dated as of August __, 1997 (the "Consolidation Agreement") by and among Bancshares, Bayshore National Bank, and Texas National.

    In consideration of the premises, and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                      ARTICLE 1.

                                     DEFINITIONS

    Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:

    Section 1.1. "Effective Date" shall mean the date at which the consolidation contemplated by this Plan of Consolidation becomes effective as determined by the certificate approving the consolidation to be issued by the Office of the Comptroller of the Currency ("OCC").

    Section 1.2. "New Bank Common Stock" shall mean the common stock, par value $10.00 per share, of New Bank owned by Bancshares.

    Section 1.3. "Texas National Common Stock" shall mean the common stock, par value $10.00 per share, of Texas National.

    Section 1.4. "The Consolidation" shall refer to the consolidation of New Bank with and into Texas National as provided in Section 2.1 of this Plan.

    Section 1.5. "Surviving Bank" shall refer to Texas National as the institution surviving the Consolidation.

                                      ARTICLE 2.

                              TERMS OF THE CONSOLIDATION

    Section 2.1. THE CONSOLIDATION. Subject to the terms and conditions set forth in the Consolidation Agreement, on the Effective Date, New Bank shall be consolidated with and into Texas National, with Texas National as the Surviving Bank, under the charter and Articles of Association of Texas National, as determined by the OCC, and each of the outstanding shares of common stock of New Bank shall and without any action on the part of Bancshares be canceled and be converted into shares of common stock of the Surviving Bank. The shares of common stock of the Surviving Bank into which such New Bank Common Stock is converted shall represent ownership of 100% of the issued and outstanding capital stock of the Surviving Bank, all of which shall be owned by Bancshares.

    Section 2.2. ARTICLES OF ASSOCIATION, BYLAWS AND FACILITIES OF SURVIVING BANK. On the Effective Date and until thereafter amended in accordance with law, the Articles of Association of the Surviving Bank shall be the Articles of Association of Texas National as in effect on the Effective Date. Until altered, amended or repealed as provided therein and in the Articles of Association of the Surviving Bank, the Bylaws of the Surviving Bank shall be the Bylaws of Texas National as in effect on the Effective Date. The main office of the Surviving Bank shall be the main office of Texas National as of the Effective Date, and all corporate acts, plans, policies, contracts, approvals and authorizations of Texas National and New Bank and their respective shareholders, boards of directors, committees elected or appointed thereby, officers and agents, which were valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorization of the Surviving Bank and shall be as effective and binding thereon as the same were with respect to Texas National and New Bank respectively, as of the Effective Date.

    Section 2.3. EFFECT OF CONSOLIDATION. On the Effective Date of the Consolidation, the corporate existence of Texas National and New Bank shall be consolidated into and continued in the Surviving Bank, and the Surviving Bank shall be deemed to be a continuation in entity and identity of Texas National and New Bank. All rights, franchises and interests of Texas National and New Bank, respectively, in and to any type of property and chooses in action shall be transferred to and vested in the Surviving Bank by virtue of the Consolidation without any deed or other transfer. Surviving Bank, without any order or other action on the part of any court or otherwise, shall hold and enjoy all rights of property, franchises and interest, including appointments, designations and nominations, and all other rights and interests as trustee, executor, administrator, transfer agent or registrar of stocks and bonds, guardian of estates, assignee, receiver and committee of estates and lunatics, and in every other fiduciary capacity, in the same manner and to the same extent as such rights, franchises and interests were held or enjoyed by Texas National and New Bank, respectively, as of the Effective Date.

    Section 2.4. LIABILITIES OF THE SURVIVING BANK. On the Effective Date, the Surviving Bank shall be liable for all liabilities of Texas National and New Bank. All deposits, debts, liabilities and obligations of Texas National and of New Bank, respectively, accrued, absolute, contingent or otherwise, and whether or not reflected or reserved against on balance sheets, books of account or records of Texas National or New Bank, as the case may be, shall be those of the Surviving Bank and shall not be released or impaired by the Consolidation. All rights of creditors and other obligees and all liens on property of either Texas National or New Bank shall be preserved unimpaired.


                                      ARTICLE 3.

                                 CONVERSION OF SHARES

    Section 3.1. CONVERSION OF TEXAS NATIONAL COMMON STOCK. On the Effective Date, each share of Texas National Common Stock, issued and outstanding immediately prior to the Effective Date (other than Dissenting Shares as hereinafter defined) shall, by virtue of the Consolidation and without any action on the part of the holder thereof, be converted into the right to receive $61.59848 in cash ("Consolidation Price") based on 38,962 shares outstanding.

    Section 3.2.   EXCHANGE OF SHARES.  On or immediately prior to the
Effective Date, Bancshares shall have available cash in sufficient amount to pay the aggregate Consolidation Price. At least ten (10) days in advance of the Closing Date (as defined in Section 6.1 of the Agreement), Bancshares will send to each shareholder of Texas National a letter of transmittal for use in exchanging such holder's certificates for his pro rata amount of the Consolidation Price. Each shareholder of Texas National shall be entitled to receive payment for his shares only upon surrender of the certificates representing his shares of Texas National Common Stock or after providing an appropriate Affidavit of Lost Certificate and Indemnity Agreement and/or a bond as may be required in each case by Bancshares. Until so surrendered, each Texas National Common Stock certificate will be deemed for all corporate purposes to represent and evidence solely the right to receive the amount of the Consolidation Price to be paid therefor pursuant to the Consolidation Agreement without interest thereon.

    Section 3.3.   DISSENTING SHARES.  Each share of Texas National Common
Stock issued and outstanding immediately prior to the Effective Date, the holder of which has not voted in favor of the Consolidation and who has properly perfected his dissenters' rights of appraisal by following the procedures set forth in the National Bank Act is referred to herein as a "Dissenting Share." Dissenting Shares owned by each holder thereof who has not exchanged his certificates representing shares of Texas National Common Stock for the Consolidation Price and otherwise has not effectively withdrawn or lost his dissenter's rights, shall not be converted into or represent the right to receive the Consolidation Price pursuant to Section 3.1 hereof and shall be entitled only to such rights as are available to such holder pursuant to the applicable provisions of the National Bank Act. Each holder of Dissenting Shares shall be entitled to receive the value of such Dissenting Shares held by him in accordance with the applicable provisions of the National Bank Act, provided such holder complies with the procedures contemplated by and set forth in the applicable provisions of the National Bank Act. If any holder of Dissenting Shares shall effectively withdraw or lose his dissenter's rights under the applicable provisions of the National Bank Act, such Dissenting Shares shall be converted into the right to receive the Consolidation Price in accordance with the provisions of Section 3.1.

    Section 3.4. NEW BANK COMMON STOCK. On the Effective Date, the shares of New Bank Common Stock issued and outstanding immediately prior to the Effective Date shall be converted automatically and without any action on the part of the holder thereof into 38,962 shares of common stock of the Surviving Bank. The shares of common stock of the Surviving Bank into which such New Bank Common Stock are converted shall represent ownership of 100% of the issued and outstanding capital stock of the Surviving Bank, all of which shall be owned by Bancshares.

                                      ARTICLE 4.

                                    MISCELLANEOUS

    Section 4.1. CONDITIONS PRECEDENT. The respective obligations of each party under this Plan shall be subject to the satisfaction, or waiver by the party permitted to do so, of the conditions set forth in Articles VIII, IX and X of the Consolidation Agreement.

    Section 4.2. TERMINATION. This Plan shall be terminated upon the termination of the Consolidation Agreement in accordance with Article VII thereof; provided, that any such termination of this Plan shall not relieve any party hereto from liability on account of a breach by such party of any of the terms hereof or thereof.

    Section 4.3. AMENDMENTS. To the extent permitted by law, this Plan may be amended by a subsequent writing signed by all of the parties hereto upon the approval of the Board of Directors of each of the parties hereto.

    Section 4.4. SUCCESSORS. This Plan shall be binding on the successors of New Bank and Texas National.

    IN WITNESS WHEREOF, New Bank and Texas National have caused this Plan to be executed by their duly authorized officers and their corporate seals to be hereunto affixed as of the date first above written.

                                       BAYSHORE INTERIM NATIONAL BANK
Attest:


                                       By:
------------------------------            ------------------------------


                                       TEXAS NATIONAL BANK OF BAYTOWN
Attest:


                                       By:
------------------------------            ------------------------------

                                                                     EXHIBIT B

                                PLAN OF CONSOLIDATION
                                       BETWEEN
                            TEXAS NATIONAL BANK OF BAYTOWN
                                         AND
                                BAYSHORE NATIONAL BANK


    THIS PLAN OF CONSOLIDATION (the "Plan) is dated as of the ____ day of ________, 1997, by and between Texas National Bank of Baytown ("Texas National"), a national banking association and the surviving bank of the Plan of Consolidation between Bayshore Interim National Bank and Texas National, and Bayshore National Bank ("Bayshore").

                                 W I T N E S S E T H:

    WHEREAS, pursuant to the Agreement and Plan of Consolidation (the "Consolidation Agreement") dated as of August __, 1997, by and among Bayshore Bancshares, Inc. ("Bancshares"), Bayshore, and Texas National and the Plan of Consolidation, dated as of __________, 1997, between Texas National and Bayshore Interim National Bank ("New Bank"), New Bank will consolidate with and into Texas National (the "First Consolidation"), with the result that Texas National will become a wholly-owned subsidiary of Bancshares;

    WHEREAS, the Consolidation Agreement provides that simultaneously with or as soon as practicable after the First Consolidation, Texas National will be consolidated with and into Bayshore;

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Texas National and Bayshore hereby agree that, subject to the terms and conditions hereinafter set forth, and in accordance with all applicable laws and regulations, Texas National shall be consolidated with and into Bayshore on the Effective Date (as hereinafter defined) (the "Final Consolidation"). The parties hereto do hereby agree and covenant as follows:

    1. CONDITIONS OF APPROVAL. The Final Consolidation shall not become effective unless and until all terms and conditions to such effectiveness contained in the Consolidation Agreement, which conditions are incorporated herein by reference, shall have been satisfied or waived.

    2. IDENTITY OF RESULTING BANK. The resulting bank as a result of the Final Consolidation (the "Resulting Bank") shall be Bayshore.

    3. ARTICLES OF ASSOCIATION, BYLAWS AND FACILITIES OF CONTINUING BANK. On the Effective Date and until thereafter amended in accordance with law, the Articles of Association of Resulting Bank shall be the Articles of Association of Bayshore as in effect on the Effective Date. Until altered, amended or repealed as therein provided and in the Articles of Association of Resulting Bank, the Bylaws of Resulting Bank shall be the Bylaws of Bayshore as in effect on the Effective Date. Unless and until changed by the Board of Directors of Resulting Bank, the main office of Resulting Bank shall be the main office of Bayshore as of the Effective Date. The established offices and facilities of Texas National immediately prior to the Final Consolidation shall become established offices and facilities of the Resulting Bank. Until thereafter changed in accordance with law or the Articles of Association or Bylaws of Resulting Bank, all corporate acts, plans, policies, contracts, approvals and authorizations of Texas National and Bayshore and their respective shareholders, boards of directors, committees elected or appointed thereby, officers and agents, which were valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of Resulting Bank and shall be as effective and binding thereon as the same were with respect to Texas National and Bayshore, respectively, as of the Effective Date.

    4. EFFECT OF FINAL CONSOLIDATION. On the Effective Date, the corporate existence of the Texas National and Bayshore shall, as provided by law, be consolidated into and continued in Resulting Bank, and Resulting Bank shall be deemed to be a continuation in entity and identity of Texas National and Bayshore. All rights, franchises and interests of Texas National and Bayshore, respectively, in and to any type of property and chooses in action shall be transferred to and vested in Resulting Bank by virtue of such Final Consolidation without any deed or other transfer. Resulting Bank, without any order or other action on the part of any court or otherwise, shall hold and enjoy all rights of property, franchises and interest, including appointments, designations and nominations, and all other rights and interests as trustee, executor, administrator, transfer agent or registrar of stocks and bonds, guardian of estates, assignee, receiver and committee of estates and lunatics, and in every other fiduciary capacity, in the same manner and to the same extent as such rights, franchises, and interests were held or enjoyed by Texas National and Bayshore, respectively, as of the Effective Date.

    5. LIABILITIES OF CONTINUING BANK. On the Effective Date of the Final Consolidation, Resulting Bank shall be liable for all liabilities of Texas National and Bayshore. All deposits, debts, liabilities, obligations and contracts of Texas National and of Bayshore, respectively, matured or unmatured, whether accrued, absolute, contingent or otherwise, and whether or not reflected or reserved against on balance sheets, books of account, or records of the Texas National or Bayshore shall be those of Resulting Bank and shall not be released or impaired by the Final Consolidation. All rights of creditors and other obligees and all liens on property of either Texas National or Bayshore shall be preserved unimpaired subsequent to the Final Consolidation.

    6. EFFECTIVE DATE. The Final Consolidation shall become effective upon the issuance of a certificate approving the Final Consolidation to be issued by the Office of the Comptroller of the Currency. The term "Effective Date" shall mean the date and time designated in the certificate approving the Final Consolidation. A closing shall take place on or prior to the Effective Date following the receipt of all necessary regulatory and governmental approvals and consents and the expiration of all statutory waiting periods in respect thereof and the satisfaction or waiver of the conditions to the consummation of the Final Consolidation specified in Articles VIII, IX and X of the Consolidation Agreement.

    7. CANCELLATION OF STOCK. On the Effective Date, all of the outstanding shares of capital stock of Texas National, all of which shares shall be owned by Bancshares, shall be canceled and shall not be deemed to be authorized, issued or outstanding for any purpose, and no cash, property, rights or securities shall be delivered with respect to said shares.

    8. CONDITIONS PRECEDENT. The respective obligations of each party under this Plan shall be subject to the satisfaction, or waiver by the party permitted to do so, of the conditions set forth in Articles VIII, IX and X of the Consolidation Agreement.

    9. TERMINATION. This Plan shall be terminated upon the termination of the Consolidation Agreement in accordance with Article VII thereof; provided, that any such termination of this Plan shall not relieve any party hereto from liability on account of a breach of such party of any of the terms hereof or thereof.

    10. AMENDMENTS. To the extent permitted by law, this Agreement may be amended by a subsequent writing signed by all of the parties hereto upon the approval of the Board of Directors of each of the parties.

    11. SUCCESSORS. This Agreement shall be binding on the successors of Texas National and Bayshore.

    IN WITNESS WHEREOF, Texas National and Bayshore have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                       TEXAS NATIONAL BANK OF BAYTOWN

ATTEST:

                                       By:
------------------------------            ------------------------------

                                       BAYSHORE NATIONAL BANK

ATTEST:

                                       By:
------------------------------            ------------------------------

                                                                     EXHIBIT C

                                   ESCROW AGREEMENT

         THIS ESCROW AGREEMENT dated as of August __, 1997 ("Agreement") is entered into by and among Bay Bancshares, Inc. ("Bancshares") and Texas National Bank of Baytown (the "Bank") who are parties to the Agreement and Plan of Consolidation dated July __, 1997 ("Consolidation Agreement"), a copy of which is attached as Exhibit "A" and _____________________ Bank (the "Escrow Agent").

                                 W I T N E S S E T H:

         WHEREAS, Bancshares, Bayshore National Bank and the Bank have executed and delivered the Consolidation Agreement; and

         WHEREAS, the Agreement contemplates the acquisition of the Bank by Bancshares; and

         WHEREAS, pursuant to the Agreement, the parties desire to set aside in escrow certain earnest money delivered by Bancshares in accordance with the Agreement; and

         WHEREAS, Bancshares and the Bank desire that the Escrow Agent act as escrow agent hereunder, and the Escrow Agent is willing to act as escrow agent hereunder;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. DEFINITIONS. Except as herein defined, capitalized terms used in this Escrow Agreement have the meanings set forth in the Consolidation Agreement.

    2. APPOINTMENT OF ESCROW AGENT. The Escrow Agent is hereby appointed as escrow agent under this Escrow Agreement to perform the services described herein, and the Escrow Agent hereby accepts such appointment.

    3.   ESCROW FUNDS.

         a. EARNEST MONEY. Upon execution of this Agreement, Bancshares shall deposit with the Escrow Agent the sum of $50,000 ("Earnest Money"). The Escrow Agent shall hold the Earnest Money and will disburse the Earnest Money and any accrued interest thereon in the following manner:

              (1) The disbursement provisions set forth immediately below shall not become affective unless and until the Bank has delivered to the

                   Escrow Agent and Bancshares evidence satisfactory to both the Escrow Agent and Bancshares that each of the directors, officers and holders of at least five percent of the issued and outstanding common stock of the Bank have executed the Voting Agreement and Irrevocable Proxy set forth as Exhibit "D" to the Consolidation Agreement.

              (2) CREDIT TO PURCHASE PRICE. If the Consolidations as defined in the Consolidation Agreement close, the Earnest Money will be credited to the Consolidation Price as set forth in
                   Section 1.12(a) of the Consolidation Agreement.

              (3) RETURN OF EARNEST MONEY. Bancshares will be entitled to a return of the Earnest Money if:

                   (a) the Consolidations do not close because of a failure to satisfy one or more of the conditions to Closing set forth in Articles VIII or X of the Agreement, or

                   (b) Bancshares terminates the Agreement for any of the reasons set forth in Sections 7.1(a), (c), (d) or (e) of the Consolidation Agreement.

              (4) LOSS OF EARNEST MONEY. Bancshares will forfeit the earnest money and it will be distributed to Bank if:

                   (a) the Closing does not occur by December 31, 1997, or such other date mutually agreed to in writing by the parties to the Consolidation Agreement, despite the fact that the Bank has satisfied all conditions to Closing and Bancshares has not terminated the Consolidation Agreement.

                   (b) the Agreement is terminated by the Bank because Bancshares or Bayshore has breached or failed to perform in any material respect any of Bancshares' covenants or agreements contained in the Consolidation Agreement and has not cured the alleged breach after receiving proper notice as set forth in the Consolidation Agreement.

    4. INVESTMENT OF EARNEST MONEY. The Earnest Money shall be invested and reinvested in any certificate of deposit or acceptance, maturing not more than 30 days after the date of investment, issued by a commercial banking institution that is a member of the Federal Reserve System and which has a combined capital and surplus and undivided profits of not less than $2,000,000.

Notwithstanding the foregoing, no investment shall have a maturity greater than 30 days if such maturity extends past the termination date of this Escrow Agreement. Without specific instructions, the Escrow Agent is not required to invest the Earnest Money.

    5. RESPONSIBILITY OF ESCROW AGENT. The Escrow Agent shall not be responsible for the genuineness of any signature or document presented to it pursuant to this Agreement and may rely conclusively upon and shall be protected in acting upon any advice, judicial order or decree, certificate, notice, request, consent, statement, instruction or other instrument believed by it in good faith to be genuine or to be signed or presented by the proper person hereunder, or duly authorized by such person or properly made. The Escrow Agent shall not be responsible for any of the agreements contained herein except the performance of its duties as expressly set forth herein. The Escrow Agent is not responsible for investigating or assuring compliance with the Consolidation Agreement or any amendments thereto or any other agreement or documents outside of this Escrow Agreement. The Escrow Agent shall be entitled to retain counsel and to act in reliance upon the advice of such counsel in all matters pertaining to this Agreement, and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice. The duties and obligations of the Escrow Agent hereunder shall be governed solely by the provisions of this Agreement, and the Escrow Agent shall have no duties other than the duties expressly imposed hereby and shall not be required to take any action other than in accordance with the terms hereof. The Escrow Agent shall not be bound by any notice of, or demand with respect to, any waiver, modification, amendment, termination, cancellation, rescission or supersession of this Agreement, unless in writing and signed by Bancshares and Bank, and, if the duties of the Escrow Agent are affected thereby, unless it shall have given its prior written consent thereto. In the event of any controversy or dispute hereunder or with respect to any question as to the construction of this Agreement, or any action to be taken by the Escrow Agent hereunder, the Escrow Agent shall incur no liability for any action taken or suffered in good faith, its liability hereunder to be limited solely to gross negligence or willful misconduct on its part. The Escrow Agent's reliance on counsel shall be considered to be in good faith for purposes of this Escrow Agreement.

    6. INDEMNIFICATION OF ESCROW AGENT. BANCSHARES AND BANK HEREBY AGREE TO INDEMNIFY THE ESCROW AGENT FOR, AND TO HOLD IT HARMLESS AGAINST, ANY LOSS, LIABILITY OR EXPENSE INCURRED WITHOUT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF THE ESCROW AGENT, ARISING OUT OF OR IN CONNECTION WITH ITS ENTERING INTO THIS

ESCROW AGREEMENT, AND CARRYING OUT ITS DUTIES HEREUNDER, INCLUDING THE COSTS AND EXPENSES OF DEFENDING ITSELF AGAINST ANY CLAIM OF LIABILITY.

    7.   RIGHT OF INTERPLEADER.  Should any controversy arise between
Bancshares and Bayshore, and Bank, or any other person, firm or entity, with respect to this Escrow Agreement, the Earnest Money, or any part thereof, or the right of any party or other person to receive the Earnest Money, or Bancshares and Bank fail to designate another Escrow Agent as provided in Section 9 hereof, or if the Escrow Agent should be in doubt as to what action to take, the Escrow Agent shall have the right (but not the obligation) to (i) withhold delivery of the Earnest Money until the controversy is resolved, the conflicting demands are withdrawn or its doubt is resolved or (ii) institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties hereto (the right of the Escrow Agent to institute such bill of interpleader shall not, however, be deemed to modify the manner in which the Escrow Agent is entitled to make disbursements of the Earnest Money as hereinabove set forth other than to tender the Earnest Money into the registry of such court). If a bill of interpleader is instituted, or if the Escrow Agent is threatened with litigation or becomes involved in litigation in any manner whatsoever on account of this Escrow Agreement or the Earnest Money, then as between themselves and the Escrow Agent, Bancshares and Bank, jointly and severally, hereby bind and obligate themselves, their successors, heirs, executors and assigns to pay the Escrow Agent its reasonable attorney's fees and any and all other disbursements, expenses, losses, costs and damages of the Escrow Agent in connection with or resulting from such threatened or actual litigation.

    8. COLLECTED FUNDS; COLLECTION OF CHECKS OR INSTRUMENTS. Any check included in the Earnest Money shall be collected by the Escrow Agent and the proceeds held as part of the Earnest Money. No monies shall be disbursed by the Escrow Agent until and unless it has collected the deposited funds. If any check or instrument delivered to the Escrow Agent under this Escrow Agreement is uncollectible and if the Escrow Agent has distributed funds represented by such item pursuant to the terms hereof, the Escrow Agent shall notify the depositor thereof and shall deliver the returned check or instrument to such depositor, and such depositor shall immediately reimburse the Escrow Agent for the amount of funds uncollectible. The Escrow Agent may pay out monies held in escrow by its check. The Escrow Agent shall not be obligated to take any legal action to enforce payment of any item deposited with it in escrow.

    9. TERMINATION. This Escrow Agreement shall terminate as to the Earnest Money on the date on which the Escrow Agent receives written notice from Bancshares and Bank that the parties have fulfilled all of their obligations under this Escrow Agreement. Upon receipt of such notice, the Escrow Agent shall deliver to Bancshares any remaining portion of the Earnest Money, if any, including all income earned on the Earnest Money.

    10. REIMBURSEMENT OF EXPENSES OF ESCROW AGENT. All such fees and related expenses (including legal expenses, if necessary) shall be the responsibility of Bancshares and Bank and shall be paid directly by the responsible party upon delivery of an invoice by the Escrow Agent to Bancshares and Bank.

    11.  RESIGNATION, REMOVAL AND REPLACEMENT OF ESCROW AGENT.  The Escrow
Agent or any successor Escrow Agent may resign at any time by giving not less than 60 days' prior written notice of resignation to Bancshares and Bank, such resignation to be effective on the date specified in such notice. Bancshares and Bank may at any time remove the Escrow Agent with or without cause by any instrument or instruments in writing signed by Bancshares and Bank and delivered to the Escrow Agent. In case the office of the Escrow Agent shall become vacant for any reason, including, without limitation, resignation or removal, the parties hereto shall appoint as successor Escrow Agent such other person or entity as Bancshares and Bank agree, by an instrument or instruments in writing delivered to such successor Escrow Agent and the retiring Escrow Agent. Upon the appointment of any successor pursuant to this Section 14, the Escrow Agent shall deliver the Earnest Money to the successor Escrow Agent on the date of resignation, and such successor Escrow Agent shall immediately and without further act succeed the retiring Escrow Agent as if originally named herein. If no successor escrow agent is appointed, the Escrow Agent may, in its sole discretion, deliver the Earnest Money to Bancshares, as successor escrow agent, who shall become bound by the terms and provisions of this Escrow Agreement, or institute a bill of interpleader.

    12. NOTICES AND COMMUNICATIONS; FINAL ACCOUNTING. The Escrow Agent shall keep Bancshares and Bank advised in writing of all transactions pursuant to this Escrow Agreement by monthly statement of account, which shall be sent by regular mail to each of the parties listed below. In addition, the Escrow Agent shall issue a final financial accounting of all transactions concerning the Ernest Money, including investments, income from investments and distributions, to Bancshares and Bank upon termination of this Escrow Agreement.

    Any notice or other communication under this Escrow Agreement shall be deemed to have been duly delivered on the earlier of (i) the date of receipt, if delivered by hand or telecopy, or (ii) three days after the date when the same shall have been posted by certified mail, return receipt requested, in any post office in the United States of America, postage prepaid and addressed to the party to whom such notice or other communication is to be given or made at such party's address set forth below, or to such other address as such party shall designate by written notice to the other parties (including the Escrow Agent), as follows:

    If to Bank:        Mr. E. D. Vickery
                       Royston Rayzor Vickery & Williams
                       600 Travis Street, Suite 2200
                       Houston, Texas 77002

    With a copy to:     Mr. C. Thomas Scott
                        Chamberlain, Hrdlicka, White, Williams & Martin
                        1200 Smith Street, Suite 1400
                        Houston, Texas 77002

    If to Bancshares:   Mr. L. D. Wright
                        Bay Bancshares, Inc.
                        1001 Highway 146
                        La Porte, Texas 77571

    With a copy to:     Mr. William T. Luedke IV
                        Bracewell & Patterson, L.L.P.
                        711 Louisiana, Suite 2900
                        Houston, Texas 77002-2781

    If to Escrow Agent:
                        ---------------------
                        ---------------------
                        ---------------------

    With a copy to :
                        ---------------------
                        ---------------------
                        ---------------------


    13. GOVERNING LAW. The validity, enforceability and construction of this Escrow Agreement shall be governed by the laws of the State of Texas applicable to contracts to be made and wholly performed in such state.

    14. AMENDMENTS; SUCCESSORS. This Agreement may be amended only by a writing signed by Bancshares and Bank, and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The consent of the Escrow Agent shall be required for any such amendment in which the duties of the Escrow Agent are involved.

    15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, which may be separately executed by the parties hereto, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

    16. ENTIRE AGREEMENT. This Escrow Agreement and the Consolidation Agreement contain the entire agreements and understanding of the parties with respect to the transaction contemplated hereby. No prior agreement, either written or oral, shall be construed to change, amend, alter, repeal or invalidate this Escrow Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement on the day and year first above written.

                                       BAY BANCSHARES, INC.


                                       ---------------------------------------
                                       L. D. WRIGHT


                                       TEXAS NATIONAL BANK OF BAYTOWN


                                       ---------------------------------------



                                       ---------------------------------------
                                       ---------------------------------------
                                       ESCROW AGENT

                                                                     EXHIBIT D

                                   VOTING AGREEMENT
                                AND IRREVOCABLE PROXY


    This Voting Agreement and Irrevocable Proxy (the "Voting Agreement") dated as of August __, 1997 is executed by and among Bay Bancshares, Inc., a Texas corporation ("Bancshares"), Texas National Bank of Baytown, a national banking association ("Texas National"), and the other persons who are signatories hereto (referred to herein individually as a "Shareholder" and collectively as the "Shareholders").

    WHEREAS, Bancshares, Bayshore National Bank and Texas National have executed that certain Agreement and Plan of Consolidation dated as August 4, 1997 (the "Consolidation Agreement") whereby Texas National will consolidate into an interim bank formed as a subsidiary of Bancshares solely to facilitate the transactions contemplated by the Consolidation Agreement, and immediately thereafter, Texas National will consolidate into Bayshore National Bank, a wholly owned subsidiary of Bancshares (collectively, the "Consolidations"); and

    WHEREAS, the Consolidation Agreement provides that the total consideration payable for all of issued and outstanding stock of Texas National will be $2,400,000 or $61.59848 based on 38,962 shares issued and outstanding;

    WHEREAS, Section 4.10 of the Consolidation Agreement requires that Texas National deliver to Bancshares the irrevocable proxies of the Shareholders; and

    WHEREAS, Texas National and Bancshares are relying on the irrevocable proxies in incurring expenses in reviewing Texas National's business, in preparing a proxy statement, in proceeding with the filing of applications for regulatory approvals, and in undertaking other actions necessary for the consummation of the Consolidations;

    NOW, THEREFORE, the parties hereto agree as follows:

    1. Each of the Shareholders hereby represents and warrants to Bancshares and Texas National that he is the registered holder of and has the exclusive right to vote the shares of common stock, $10.00 par value, of Texas National ("Stock") set forth below his name on the signature pages hereto. Each Shareholder hereby agrees to vote at the shareholders' meeting referred to in
Section 1.11 of the Consolidation Agreement (the "Meeting") the shares of Stock set forth below his name on the signature pages hereto and all other shares of Stock such Shareholder owns of record as of the date of the Meeting and to direct the vote of all shares of Stock which such Shareholder holds beneficially and has the power and authority to direct the voting thereof as of the date of the Meeting (the "Shares") in favor of the authorization and approval of the Consolidation Agreement, and the other agreements and transactions contemplated thereby.

    2. In order better to effect the provisions of Section 1, each Shareholder hereby revokes any previously executed proxies and hereby constitutes and appoints E.D. Vickery (the "Proxy Holder"), with full power of substitution, his true and lawful proxy and attorney-in-fact to vote at the Meeting all of such Shareholder's Shares in favor of the authorization and approval of the Consolidation Agreement and the other agreements and transactions contemplated thereby, with such modifications to the Consolidation Agreement and the other agreements and transactions contemplated thereby as the parties thereto may make, in the event such Shareholder does not vote in favor of the authorization and approval of the Consolidation Agreement and the other agreements and transactions contemplated thereby.

    3. Each Shareholder hereby covenants and agrees that until this Voting Agreement is terminated in accordance with its terms, such Shareholder will not, and will not agree to, without the consent of Bancshares, directly or indirectly, sell, transfer, assign, pledge, hypothecate, cause to be redeemed or otherwise dispose of any of the Shares or grant any proxy or interest in or with respect to any such Shares or deposit such shares into a voting trust or enter into another voting agreement or arrangement with respect to such Shares except as contemplated by this Voting Agreement, unless the Shareholder causes the transferee of such Shares to deliver to Bancshares an amendment to this Voting Agreement whereby such transferee or other holder becomes bound by the terms of this Voting Agreement.

    4. This proxy shall be limited strictly and solely to the power to vote the Shares in the manner set forth in Section 2 and shall not extend to any other matters.

    5. Each Shareholder acknowledges that Bancshares and Texas National are relying on this Voting Agreement in incurring expenses in reviewing Texas National's business, in preparing a proxy statement, in proceeding with the filing of applications for regulatory approvals, and in undertaking other actions necessary for the consummation of the Consolidations and that the proxy granted hereby is coupled with an interest and is irrevocable to the full extent permitted by applicable law, including 12 U.S.C. 61 of the National Bank Act and
Article 2.29C of the Texas Business Corporation Act. Each Shareholder and Texas National acknowledge that the performance of this Voting Agreement is intended to benefit Bancshares.

    6. The irrevocable proxy granted pursuant hereto shall continue in effect until the earlier to occur of (i) the termination of the Consolidation Agreement, as it may be amended or extended from time to time, or (ii) the consummation of the Consolidations.

    7. The vote of the Proxy Holder shall control in any conflict between its vote of the Shares and a vote by the Shareholders of the Shares and Texas National agrees to recognize the vote of the Proxy Holder instead of the vote of the Shareholders in the event the Shareholders do not vote in favor of the approval of the Consolidation Agreement as set forth in Section 1 hereof.

    8. This Voting Agreement may not be modified, amended, altered or supplemented with respect to a particular Shareholder except upon the execution and delivery of a written agreement executed by Texas National, Bancshares and the Shareholder.

    9. This Voting Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

    10. This Voting Agreement, together with the Consolidation Agreement and the agreements contemplated thereby, embody the entire agreement and understanding of the parties hereto in respect to the subject matter contained herein. This Voting Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter contained herein.

    11. All notices, requests, demands and other communications required or permitted hereby shall be in writing and shall be deemed to have been duly given if delivered by hand or mail, certified or registered mail (return receipt requested) with postage prepaid to the addresses of the parties hereto set forth below their signature on the signature pages hereof or to such other address as any party may have furnished to the others in writing in accordance herewith.

    12. This Voting Agreement and the relations among the parties hereto arising from this Voting Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above written.

                                       BAYSHORE BANCSHARES, INC.



                                       By:
                                          ----------------------------------
                                             L. D. Wright
                                             President

                                       Address:

                                       1001 Highway 146
                                       LaPorte, Texas 77571
                                       Attention: L. D. Wright



                                       TEXAS NATIONAL BANK OF BAYTOWN



                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------

                                       Address:

                                       1900 Decker Drive
                                       Baytown, Texas 77520
                                       Attention: E. D. Vickery



                                       SHAREHOLDER:



                                       ---------------------------------------
                                       Printed Name:
                                                    --------------------------

                                       Address:
                                               -------------------------------
                                       ---------------------------------------

                                       ________ shares of Common Stock

                                                                     EXHIBIT E

                                  RELEASE OF CLAIMS


    THIS RELEASE OF CLAIMS ("Release") dated the ______ day of ____________, 1997, is executed and delivered by the undersigned individual to Texas National Bank of Baytown ("Bank").

    WHEREAS, Bay Bancshares, Inc. ("Bancshares") will acquire the Bank pursuant to that certain Agreement and Plan of Consolidation dated as of August ___, 1997 by and between Bancshares, Bayshore National Bank and the Bank (the "Agreement"); and

    WHEREAS, Bancshares has required as a condition of the acquisition that the undersigned execute and deliver this Release to confirm the absence of any claims by the undersigned against the Bank;

    NOW THEREFORE, in consideration of the premises contained herein and ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

    Section 1. RELEASE. The undersigned hereby RELEASES and FOREVER DISCHARGES the Bank and its successors, assigns, representatives and attorneys from all manners of action, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, premises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever in law or in equity which the undersigned ever had, no has, or hereafter can, shall or may have against the Bank, in respect of any and all agreements and obligations incurred on or prior to the date hereof, or in respect of any event occurring or circumstances existing on or prior to the date hereof; provided, however, that the Bank shall not be released from any of its obligations or liabilities to the undersigned
(i) pursuant to the provisions of the certificate or articles of incorporation or association or bylaws of the Bank regarding the indemnification of directors and officers; and (ii) in connection with any indebtedness or contractual obligation or liability to the undersigned existing on the date hereof.

    Section 2. SUCCESSORS. This Release shall be binding upon the undersigned and his or her heirs, devisees, administrators, executors, personal representatives, successors and assigns and shall inure to the benefit of the Bank and its successors and assigns.

    Section 3. GOVERNING LAW. This Release shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to Texas principles of conflicts of law.

    Section 4. MODIFICATION. This Release may be modified only by a written instrument executed by the undersigned and the Bank.

    IN WITNESS WHEREOF, the undersigned has executed this Release effective as of the date first above written.


                                       ---------------------------------------
                                       Signature


                                       ---------------------------------------
                                       Printed Name

STATE OF TEXAS     )
                   )
COUNTY OF _______  )

    This instrument was acknowledged before me on _____________________, 1997 by ________________________________.


                                       ---------------------------------------
                                       Notary Public in and for the
                                       State of Texas

                                       ---------------------------------------
                                       Notary's Name Typed or Printed

                                       My Commission Expires:
                                                             -----------------

                                                                     EXHIBIT F

                                  RELEASE OF CLAIMS


    THIS RELEASE OF CLAIMS ("Release") dated the _____ day of ____________
1997, is executed and delivered by the undersigned Bay Bancshares, Inc. ("Bancshares") and Bayshore National Bank ("Bayshore") to ______________________ ("Person").

    WHEREAS, Bancshares will acquire Texas National Bank of Baytown (the "Bank") pursuant to that certain Agreement and Plan of Consolidation by and between Bancshares, Bayshore and the Bank; and

    WHEREAS, the Bank has required as a condition of the acquisition that Bancshares and Bayshore execute and deliver this Release to confirm the absence of any claims by Bancshares and Bayshore against Person;

    NOW THEREFORE, in consideration of the premises contained herein and ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

    Section 1.  RELEASE.  The undersigned hereby RELEASES and FOREVER
DISCHARGES Person and his successors, assigns, representatives and attorneys from all manners of action, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, premises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever in law or in equity which the undersigned ever had, or has, or hereafter can, shall or may have against Person in respect of any and all agreements and obligations incurred on or prior to the date hereof, or in respect of any event occurring or circumstances existing on or prior to the date hereof; provided, however, that Person shall not be released from any of his obligations or liabilities to the undersigned in connection with any indebtedness or contractual obligation or liability related to deposits, accounts and loans which the undersigned may have with the Bank existing on the date hereof.

    Section 2. SUCCESSORS. This Release shall be binding upon the undersigned and his or her heirs, devisees, administrators, executors, personal representatives, successors and assigns and shall inure to the benefit of the Bancshares and Person and their successors and assigns.

    Section 3. GOVERNING LAW. This Release shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to Texas principles of conflicts of law.

    Section 4. MODIFICATION. This Release may be modified only by a written instrument executed by the Bancshares, Bayshore and Person.

    IN WITNESS WHEREOF, the undersigned has executed this Release effective as of the date first above written.

                                       BAY BANCSHARES, INC.


                                       ---------------------------------------
                                       Signature


                                       ---------------------------------------
                                       Printed Name


                                       BAYSHORE NATIONAL BANK


                                       ---------------------------------------
                                       Signature


                                       ---------------------------------------
                                       Printed Name



STATE OF TEXAS     )
                   )
COUNTY OF HARRIS   )

    This instrument was acknowledged before me on _____________________, 1997 by __________________________, the ________________ of Bay Bancshares, Inc.


                                       ---------------------------------------
                                       Notary Public in and for the
                                       State of Texas

                                       ---------------------------------------
                                       Notary's Name Typed or Printed

                                       My Commission Expires:
                                                             -----------------

STATE OF TEXAS     )
                   )
COUNTY OF HARRIS   )

    This instrument was acknowledged before me on _____________________, 1997 by __________________________, the ________________ of Bayshore National Bank.



                                       ---------------------------------------
                                       Notary Public in and for the
                                       State of Texas

                                       ---------------------------------------
                                       Notary's Name Typed or Printed

                                       My Commission Expires:
                                                             -----------------

                                                                     EXHIBIT G

                    OUTLINE OF TERMS OF NON-COMPETITION AGREEMENT


    Any officer who is offered and accepts employment with Bancshares or Bayshore will be required to enter into a Non-Competition Agreement providing that for a one year period following the date of execution of the Non-Competition Agreement the Officer shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, greater than 10% stockholder, officer, director or in any other individual or representative capacity, (i) solicit the banking business (loan, deposit or otherwise) of any then existing customers of Texas National Bank and (ii) engage or participate in any business that is in competition in any manner whatever with the business of Bay Bancshares, Inc. or Bayshore National Bank within a five-mile radius of Texas National's facility located at 1900 Decker Drive in Baytown, Texas. Officers who are not offered employment or who are offered employment but subsequently terminated by Bancshares or Bayshore shall not be subject to the above restrictions. An officer who is offered employment but subsequently voluntarily terminates his employment shall be subject to the above restrictions.